UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12

Telkonet, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY
SUBJECT TO COMPLETION, DATED [●], 2010

TELKONET, INC.
10200 Innovation Drive
Suite 300
Milwaukee, WI  53226
414-223-0473
[●], 2010

Dear Stockholder:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of Telkonet, Inc. (the “Company”) to be held on November 17, 2010 at 10:00 a.m., local time, at our corporate offices, 10200 Innovation Drive, Suite 300, Milwaukee, WI 53226.

The accompanying notice of annual meeting of stockholders outlines the matters to be brought before the meeting, and the accompanying proxy statement discusses these matters in greater detail.  The notice and the proxy statement have been made a part of this invitation.  Please read carefully.

Whether or not you plan to attend the meeting, we urge you to complete, date and sign the enclosed proxy card and return it at your earliest convenience.  No postage need be affixed if you use the enclosed envelope and it is mailed in the United States.  You may also vote electronically via the Internet.  If you have any questions or need assistance in completing the proxy card, please contact Investor Relations at ir@telkonet.com or call 414-223-0473.

We are mailing this proxy statement and a form of proxy on or about [●], 2010.

Only holders of record of our common stock, par value $0.001 per share, our Series A Preferred Stock, par value $0.001 per share, and our Series B Preferred Stock, par value $0.001 per share, at the close of business on September 20, 2010 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

Our proxy statement and proxy are enclosed along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which is being provided as our Annual Report to Stockholders.  These materials are also available on our web site at http://www.telkonet.com.

YOUR VOTE IS IMPORTANT.
PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD
IMMEDIATELY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

Our Board of Directors and management look forward to seeing you at the meeting.

Sincerely yours,

/s/ Jason L. Tienor.

Jason L. Tienor
Chief Executive Officer

TELKONET, INC.
10200 Innovation Drive
Suite 300
Milwaukee, WI  53226
414-223-0473

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

[●], 2010

Notice is hereby given that the annual meeting (the “Meeting”) of stockholders of Telkonet, Inc., a Utah corporation (the “Company”), will be held on November 17, 2010 at 10:00 a.m., local time, at our corporate offices, 10200 Innovation Drive, Suite 300, Milwaukee,WI 53226 for the following purposes:

1.	To elect four (4) directors, each to serve until the next annual meeting of stockholders and until his successor has been elected and qualified;
2.
To approve an amendment to the Telkonet, Inc. Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of our common stock from 155,000,000 to 190,000,000;

3.	To approve the Telkonet, Inc. 2010 Stock Option and Incentive Plan (the “2010 Plan”);
4.	To ratify the appointment of independent accountants for 2010; and
5.	To transact such other business as may properly come before the Meeting.

Only holders of record of the Company’s common stock, par value $0.001 per share, the Company’s Series A Preferred Stock, par value $0.001 per share, and the Company’s Series B Preferred Stock, par value $0.001 per share, at the close of business on September 20, 2010, the record date, are entitled to notice of and to vote at the Meeting.

Because of a change in the New York Stock Exchange (NYSE) rules, unlike previous annual meetings, you will NOT be able to vote your shares with respect to the election of directors if you hold your shares in street name and have not provided instructions to your broker.  We strongly encourage you to submit your voting instruction card and exercise your right to vote as a stockholder.

Your vote is important.   Even if you plan to attend the Meeting in person, the Company requests that you sign and return the enclosed proxy, or vote over the Internet as instructed in these materials, as promptly as possible to ensure that your shares will be represented at the Meeting if you are unable to attend.  If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote FOR each of the nominees for director listed in “Proposal No. 1 – Election of Directors” and FOR each of Proposal Nos. 2 3 and 4.  If you do attend the Meeting and wish to vote in person, you may withdraw your proxy and vote in person.   Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Meeting, you must obtain from the record holder a proxy issued in your name.

By order of the Board of Directors,

/s/ Richard E. Mushrush

Richard E. Mushrush
Secretary

THE BOARD OF DIRECTORS HAS DETERMINED AND BELIEVES THAT THE PROPOSALS OUTLINED ABOVE ARE ADVISABLE TO, AND IN THE BEST INTERESTS OF, THE COMPANY AND ITS STOCKHOLDERS AND HAS APPROVED SUCH PROPOSALS.  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL NO. 1 AND “FOR” EACH OF PROPOSAL NOS. 2, 3AND 4.

YOU CAN VOTE IN ONE OF TWO WAYS:
(1)	Visit the Web site noted on your proxy card to vote via the Internet, OR

(2)	Sign, date and return your proxy card in the enclosed envelope to vote by mail.

TELKONET, INC.
10200 Innovation Drive
Suite 300
Milwaukee, WI  53226
414-223-0473

PROXY STATEMENT

This proxy statement contains information related to the annual meeting (the “Meeting”) of stockholders of Telkonet, Inc., a Utah corporation, to be held on November 17, 2010 at 10:00 a.m., local time, at our corporate offices, 10200 Innovation Drive, Suite 300, Milwaukee, WI 53226, and at any postponements or adjournments thereof.  This proxy statement and the enclosed proxy card are being mailed to our stockholders on or about [●], 2010. In this proxy statement, “Telkonet”, “Company”, “we”, “us” and “our” refer to Telkonet, Inc.
Our proxy statement and proxy are enclosed along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which is being provided as our Annual Report to Stockholders.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to Be Held on November 17, 2010.

This proxy statement and accompanying notice, proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2009, are available on our web site at http://www.telkonet.com.

VOTING AT THE ANNUAL MEETING

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted.  Attendance at the Meeting will not, in and of itself, revoke a proxy.  Proxies may be revoked by:

●	Filing with the Secretary of Telkonet, at or before the taking of the vote at the Meeting, a written notice of revocation dated later than the proxy;

●	Executing a later dated proxy relating to the same shares of capital stock and delivering it to the Secretary of Telkonet, including by facsimile, before the taking of the vote at the Meeting; or

●	Attending the Meeting and voting in person.

Any written revocation or subsequent proxy should be sent so as to be delivered to Telkonet, Inc., 10200 Innovation Drive, Suite 300, Milwaukee, WI 53226, Attention: Corporate Secretary, or hand delivered to the Secretary of Telkonet or his representative at or before the taking of the vote at the Meeting.

If the Meeting is postponed or adjourned, proxies given pursuant to this solicitation will be utilized at any subsequent reconvening of the Meeting, except for any proxies that previously have been revoked or withdrawn effectively, and notwithstanding that proxies may have been effectively voted on the same or any other matter previously.

Voting Rights

Only holders of record of our common stock, par value $0.001 per share (“common stock”), holders of record of our Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), and holders of record of our Series B Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”) at the close of business on September 20, 2010, the record date (the “Record Date”), are entitled to notice of and to vote at the Meeting, and at any postponements or adjournments thereof.  Holders of our Series A Preferred Stock and holders of our Series B Preferred Stock will each vote on an as converted basis together with holders of our common stock as a single class in connection with each of the proposals in this proxy statement.  Each share of common stock is entitled to one vote on all matters to be voted upon at the Meeting; each share of Series A Preferred Stock is entitled to 13,774 votes on all matters to be voted upon at the Meeting; and each share of Series B Preferred Stock is entitled to 38,461 votes on all matters to be voted on at the meeting.  At least a majority of our shares outstanding on the Record Date and entitled to vote (counting our Series A Preferred Stock and Series B Preferred Stock each on an as converted basis, representing an aggregate of [●] shares of common stock for such purposes) must be represented at the Meeting, either in person or by proxy, in order to constitute a quorum for the transaction of business.  Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.  Broker non-votes occur when a nominee holding shares for a beneficial owner does not have discretionary voting power on a matter and has not received instructions from the beneficial owner.

How to Vote; How Proxies Work

Our Board of Directors is asking for your proxy.  Whether or not you plan to attend the Meeting, we urge you to vote by proxy as you can always change your vote at the Meeting.  Please complete the proxy card by voting on the Internet or complete, date and sign the enclosed proxy card and return it at your earliest convenience. We will bear the costs incidental to the solicitation and obtaining of proxies, including the costs of reimbursing banks, brokers and other nominees for forwarding proxy materials to beneficial owners of our capital stock.  Proxies may be solicited by our officers and employees, without extra compensation, by mail, telephone, facsimile, personal interviews and other methods of communication.

At the Meeting, and at any postponements and adjournments thereof, all shares entitled to vote and represented by properly executed proxies received prior to the Meeting and not revoked will be voted as instructed on those proxies.  If no instructions are indicated on a properly executed proxy, the shares will be voted FOR each of the nominees for director listed in Proposal No. 1 and FOR each of Proposal Nos. 2, 3 and 4 and in the discretion of management on any other matter which may properly come before the Meeting.

Questions and Answers

Q.    What am I voting on?

You are voting on four proposals:

Proposal No. 1:  For the election of four (4) nominees to our board of directors, each to serve until the next annual meeting of stockholders and until his successor has been elected and qualified.

Proposal No. 2: Approval of an amendment to our Amended and Restated Articles of Incorporation, as amended (the “Restated Articles”), to increase the number of authorized shares of our common stock from 155,000,000 to 190,000,000.

Proposal No. 3:  Approval of the Telkonet, Inc. 2010 Stock Option and Incentive Plan (the “2010 Plan”);

Proposal No.4:  For ratification of the selection of RBSM, LLP, independent registered public accounting firm, as our independent auditors for the year ending December 31, 2010.

Q.    Who is entitled to vote?

Only holders of record of our common stock and holders of record of our Series A Preferred Stock and Series B Preferred Stock at the close of business on September 20, 2010, the Record Date, are entitled to vote shares held by such stockholders on that date at the Meeting.

Q.    How do I vote?

Vote By Internet: Visit the Web site noted on your proxy card to vote via the Internet.

Vote By Mail:  Sign and date the proxy card you receive and return it in the enclosed stamped, self-addressed envelope.

Vote in Person:  Sign and date the proxy you receive and return it in person at the Meeting.  If your shares are held in the name of a bank, broker or other holder of record (i.e., in “street name”), you will receive instructions from the holder of record that you must follow in order for your shares to be voted.   Internet voting will be offered to stockholders owning shares through most banks and brokers.

Q.    How many votes do I have?

On each matter to be voted upon, each share of common stock is entitled to one vote on all matters to be voted upon at the Meeting, each share of Series A Preferred Stock is entitled to 13,774 votes on all matters to be voted upon at the Meeting, and each share of Series B Preferred Stock is entitled to 38,461 votes.

Q.    How many shares were outstanding on the Record Date?

At the close of business on September 20, 2010, the Record Date, there were [●] shares outstanding (counting our Series A Preferred Stock and our Series B Preferred Stock on an as converted basis, representing an aggregate of 13,230,648 shares of common stock for such purposes).

Q.    What is a “quorum” for purposes of the Meeting?

In order to conduct business at the Meeting, a quorum of stockholders is necessary to hold a valid meeting.  Holders of our Series A Preferred Stock and holders of our Series B Preferred Stock will each vote on an as converted basis together with holders of our common stock as a single class in connection with each of the proposals contained in this proxy statement.  At least a majority of our shares outstanding on the Record Date and entitled to vote (counting our Series A Preferred Stock on an as converted basis and our Series B Preferred Stock on an as converted basis, representing an aggregate of 13,230,648 shares of common stock for such purposes) must be represented at the Meeting, either in person or by proxy, in order to constitute a quorum for the transaction of business.  At the close of business on the Record Date, there were [●] shares outstanding and entitled to vote (counting our Series A Preferred Stock on an as converted basis and our Series B Preferred Stock on an as converted basis, representing an aggregate of 13,230,648 shares of common stock for such purposes) and, accordingly, the presence, in person or by proxy, of at least [●] shares is necessary to meet the quorum requirement.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, the holders of a majority of shares present at the Meeting in person or represented by proxy may adjourn the Meeting to another date.

Q.    Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies, including the printing and filing of this proxy statement, the proxy card and any additional information furnished to stockholders. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the reasonable out-of-pocket expenses they incur to forward proxy materials to beneficial owners.

Q.    What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “for” each of the nominees for director set forth in Proposal No. 1 and “for” Proposal Nos. 2, 3 and 4 discussed in this proxy statement.

If any other matter is properly presented at the Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Q.    Can I access the proxy materials electronically?

This proxy statement, the proxy card, and our Annual Report on Form 10-K for the period ended December 31, 2009 are available on our website at http://www.telkonet.com.

Q.    Can I change my vote or revoke my proxy?

Yes.  You may change your vote or revoke your proxy at any time before the proxy is exercised.   Proxies may be revoked by:

●	Filing with the Secretary of Telkonet, at or before the taking of the vote at the Meeting, a written notice of revocation dated later than the proxy;

●	Executing a later dated proxy relating to the same shares of capital stock and delivering it to the Secretary of Telkonet, including by facsimile, before the taking of the vote at the Meeting; or

●	Attending the Meeting and voting in person.

Any written revocation or subsequent proxy should be sent so as to be delivered to Telkonet, Inc., 10200 Innovation Drive, Suite 300, Milwaukee, WI 53226, Attention: Corporate Secretary, or hand delivered to the Secretary of Telkonet or his representative at or before the taking of the vote at the Meeting.  Attendance at the Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Corporate Secretary before the proxy is exercised or you vote by written ballot at the Meeting.

Q.    What is the process for admission to the Meeting?

If you are a record owner of your shares (i.e., your shares are held in your name), you must show government issued identification. Your name will be verified against the stockholder list. If you hold your shares through a bank, broker or trustee, you must also bring a copy of your latest bank or broker statement showing your ownership of your shares as of the Record Date.

Q.    What vote is required to approve each proposal?

Proposal No. 1: The affirmative vote of a majority of the shares of our common stock, our Series A Preferred Stock and our Series B Preferred Stock, voting together as a single class on an as-converted basis, represented at the annual meeting, either in person or by proxy, is required to elect each of the four (4) nominees for director listed in this proxy statement.

Proposal No. 2: Proposal No. 2 to approve an amendment to our Restated Articles to increase the number of authorized shares of our common stock from 155,000,000 to 190,000,00 requires the affirmative vote of the holders of a majority of the outstanding stock entitled to vote thereon.

Proposal No. 3:  Proposal No. 3 to approve the Telkonet, Inc. 2010 Stock Option and Incentive Plan (the “2010 Plan”) requires affirmative vote of a majority of the votes cast at the Meeting;

Proposal No. 4:  Proposal No. 4 to ratify the appointment of RBSM, LLP, independent registered public accounting firm, as our independent auditors for the year ending December 31, 2010 requires the affirmative vote of the holders of a majority of the outstanding stock entitled to vote thereon.

Each of our Series A Preferred Stock and Series B Preferred Stock is entitled to vote on Proposal Nos. 1, 2, 3 and 4 on an as converted basis with our common stock as a single class.  Each share of common stock is entitled to one vote; each share of Series A Preferred Stock is entitled to 13,774 votes on each of the proposals contained in this proxy statement; and each share of Series B Preferred Stock is entitled to 38,461 votes on each of the proposals contained in this proxy statement.  With regard to the election of directors set forth in Proposal No. 1, votes may be cast in favor of a nominee or withheld.  Because directors are elected by plurality, abstentions from voting and broker non-votes will be excluded from the vote on this proposal and will have no effect on its outcome.  If a quorum is present at the meeting, the nominees receiving the greatest number of votes, up to four directors will be elected. Because approval of Proposal Nos. 2, and 4 require the affirmative vote of a majority of the outstanding stock entitled to vote thereon, abstentions and broker non-votes will have the same effect as a vote “Against” each proposal.  Because approval of Proposal No. 3 requires the affirmative vote of a majority of the votes cast at the Meeting, abstentions and broker non-votes are not considered to be votes cast and will not have an effect on approval of the 2010 Plan.

Q.    How will my shares held in street name be voted if I do not provide voting instructions?

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters.  Accordingly, if you are a street-name holder and do not provide instructions to your broker on Proposal No. 1, No. 2 or No. 3, your broker may not vote your shares on such proposals.  Please note that because of a change in NYSE rules, unlike previous annual meetings, you will NOT be able to vote your shares with respect to the election of directors if you hold your shares in street name and have not provided instructions to your broker; thus we strongly encourage you to submit your voting instruction card and exercise your right to vote as a stockholder.  Your broker is permitted to vote your shares on Proposal No. 4, the ratification of the appointment of the independent registered public accounting firm, even if your broker does not receive instructions from you.

Q.    What effect will Proposal No. 2 have on the Company’s authorized shares of common stock?

Currently, we have 155,000,000 shares of authorized common stock. If Proposal No. 2 is approved, the number of authorized shares of common stock will be increased to 190,000,000.

Q.    What are the recommendations of the Board of Directors?

The Board of Directors unanimously recommends that the stockholders vote:

●	FOR each of the nominees for director listed in Proposal No. 1;

●	FOR the adoption of an amendment to our Restated Articles, to increase the number of authorized shares of our common stock from 155,000,000 to 190,000,000;

●	FOR the approval of the Telkonet, Inc. 2010 Stock Option and Incentive Plan (the “2010 Plan”); and

●	FOR ratification of the appointment of RBSM, LLP, independent registered public accounting firm, as our independent auditors for the year ending December 31, 2010.

With respect to any other matter that properly comes before the Meeting, the proxy holders will vote as recommended by our Board of Directors or, if no recommendation is given, in their own discretion.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Telkonet’s bylaws establish the number of directors at not less than three members.  Pursuant to the bylaws, the Board of Directors may increase or decrease the number of members of the Board of Directors. The Board of Directors has established the number of directors at four. At the annual meeting, the shares represented by properly executed proxies, unless otherwise specified, will be voted for the election of the four nominees named herein, each to serve until the next annual meeting and until his successor is duly elected and qualified. Proxies cannot be voted for more than four nominees.

If for any reason any nominee is not a candidate when the election occurs (which is not expected), the Board of Directors expects that proxies will be voted for the election of a substitute nominee designated by the Board of Directors. The following information is furnished concerning each nominee for election as a director.

The affirmative vote of a majority of the shares of Telkonet’s common stock and Series A Preferred Stock and Series B Preferred Stock, voting together as a single class on an as-converted basis, represented at the annual meeting, either in person or by proxy, is required to elect the following nominees as Telkonet directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE

Nominees for Election at the Annual Meeting

Director Name	Age	Position With Telkonet	Director Since
Joseph D. Mahaffey	65	Director (1)	2010
Anthony J. Paoni	65	Chairman of the Board (1) (2)	2007
William H. Davis	52	Director (2)	2010
Jason L. Tienor	35	Director	2009

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee

ANTHONY J. PAONI, Chairman of the Board, has served as a director since April 2007. Professor Paoni was elected Chairman of the Board following Warren V. Musser’s resignation from that position in November 2009. He has been a faculty member at Northwestern University’s Kellogg School of Management since 1996.  Previously, he spent 28 years in the information technology industry with market leading organizations that provided computer hardware, software and consulting services.  For the first 15 years of his career, Professor Paoni managed sales and marketing organizations and in the later stages of his career he moved into general management positions starting with PANSOPHIC Systems Incorporated.  This Lisle, Illinois based firm was the world’s fifth largest international software company prior to its acquisition by Computer Associates, Incorporated.  Subsequently, he became chief operating officer of Cross Access, a venture capital funded software firm that provided industry-leading solutions to the heterogeneous database connectivity market segment. In addition, he has been president of two wholly-owned U.S. subsidiaries of Ricardo Consulting, a U.K.-based international engineering consulting firm focused on computer based automotive powertrain design. Prior to joining the Kellogg faculty, Professor Paoni was chief executive officer of Eolas, an Internet software company with patent pending Web technology that was one of the key technology drivers responsible for the rapid adoption of the Internet platform. We believe Mr. Paoni’s qualifications to sit on our Board of Directors include his 15-year career managing sales and marketing organizations followed by his 28-year career in information technology.

WILLIAM H. DAVIS, Director, has served as a director since September 2010. Mr. Davis has served as President & CEO of Ze-gen, Inc. since he founded the company in 2004.  Prior to founding Ze-gen, Mr. Davis founded Database Marketing Corporation in 1984 where he served as Chief Executive Officer, Holland Mark in 1995 where he also served as Chief Executive Officer and Cambridge Brand Analytics in 2003 where he was a founding partner.  Mr. Davis has extensive board experience, currently serving on the Board of Directors of Boston Harbor Islands National Park, New Bedford Economic Development Council, and was recently appointed by Governor Patrick to the Board of The Commonwealth Corporation. He also serves on the President’s Council for CERES. Mr. Davis graduated from Connecticut College. We believe Mr. Davis’ qualifications to sit on our Board of Directors include his extensive executive leadership and management experience.

                JOSEPH D. MAHAFFEY, Director, has served as a director since September 2010.  Mr. Mahaffey retired in 2000 after serving five years as Partner and Managing Director of the Fremont Group, a private equity group affiliated with Bechtel Corporation.  During this period he also served as President and CEO of Fremont Energy Company.  Mr. Mahaffey’s career spans 35 years with energy and financial firms.  He spend fifteen years with Gulf Oil Corporation holding the position of  Treasurer at the time of its merger with Chevron Corp in 1985.  Subsequently, he was founder, President and Board member of United Meridian Corp, (UMC) an oil and gas exploration and production company.  UMC was listed on the NYSE in 1995 and subsequently acquired by Ocean Energy in 1997.  Mr. Mahaffey has been a member of several public and private corporation boards, including Heritage Media Corp (ASE), Vintage Petroleum Corp (NYSE) and Chaparral Steel Co. (NASD); chairing the Audit Committee of the latter.   Mr. Mahaffey received a Bachelor degree in finance from the University of Notre Dame in 1967.

JASON L. TIENOR, Director, has served as our President and Chief Executive Officer since December 2007 and, from August 2007 until December 2007, he served as our Chief Operating Officer.  In November 2009, he was appointed by our Board of Directors to fill the vacancy created by the resignation of Seth D. Blumenfeld as a director.  Mr. Tienor has also served as Chief Executive Officer of EthoStream, LLC, our wholly-owned subsidiary, since March 2007.  From 2002 until his employment with us, Mr. Tienor served as Chief Executive Officer of EthoStream, LLC, the company that he co-founded. Mr. Tienor received a bachelors of business administration in management information systems and marketing from the University of Wisconsin – Oshkosh and a masters of business administration with an emphasis on computer science from Marquette University. We believe Mr. Tienor’s qualifications to sit on our Board of Directors include his experience as the founder of our wholly-owned subsidiary, EthoStream, LLC, including the leadership he has provided to the Company, first as Chief Operating Officer and then as President and Chief Executive Officer.

Meetings of the Board and Committees

The Board of Directors held 10 meetings in 2009. Each member of the Board of Directors attended at least 75 percent of the meetings of the Board of Directors and the committees of which such director was a member. The Company has not established a formal policy requiring director attendance at all Board meetings, but the Company expects each director to attend such meetings, absent unusual circumstances. The Company also expects its directors to attend the Annual Meeting of Stockholders (which is usually held the same day as a meeting of the Board of Directors). Each of the Company’s directors attended the 2009 Annual Meeting of Stockholders.

Code of Ethics

The Board has approved, and the Company has adopted, a Code of Ethics that applies to all directors, officers and employees of the Company. This Code of Ethics was included as an Exhibit to the Company’s Form 10-KSB filed with the Securities and Exchange Commission on March 30, 2004.

Director Independence

The Board of Directors has determined that Messrs. Mahaffey and Paoni are “independent” under the listing standards of the NYSE AMEX (formerly, the American Stock Exchange) (NYSE AMEX).  Each of Messrs. Lynch and Mr. Paoni serve on, and are the only members of, the Company’s Audit and Compensation Committees.

Board Leadership Structure and Role in Risk Oversight

One person does not serve as both principal executive officer and chairman of the board.  Anthony J. Paoni currently serves as Chairman of the Board of Directors while Jason L. Tienor serves as our principal executive officer. Management of risk is the direct responsibility of the Company’s CEO and the senior leadership team.  The Board has oversight responsibility, focusing on the adequacy of the Company’s enterprise risk management and risk mitigation processes.

 Communications with the Board of Directors

Stockholders can communicate directly with the Board, with any Committee of the Board, or specified directors by writing to: The Board of Directors of the Company, at the Company’s principal business address or by calling at 414-223-0473. All communications will be reviewed by management and then forwarded to the appropriate director, directors, committee, or to the full Board of Directors.

Committees of the Board of Directors

The Board has an Audit Committee and a Compensation Committee, but the Board does not presently have a Nominating Committee because the Board has concluded that a Nominating Committee is unnecessary due to the nomination procedures in effect as described below.

Director Nominations

Due to its small size, the Board does not maintain a standing Nominating Committee. Nominees for election as directors are considered and nominated by a majority of the Company’s independent directors in accordance with the NYSE AMEX listing standards. “Independence” for these purposes is determined in accordance with Section 121(A) of the NYSE AMEX Rules and Rule 10A-3 under the Securities Exchange Act of 1934.  Since the Company does not maintain a standing Nominating Committee, it has not adopted a formal Nominating Committee charter.

Our Board is a collection of individuals with a variety of complimentary skills derived from their diverse backgrounds and experiences.  When considering potential candidates for election to the Company’s Board of Directors, the independent directors evaluate various criteria, including, but not limited to, each candidate’s business and professional skills, experience serving as management or on the board of directors of companies such as the Company, financial literacy and personal integrity in judgment. The Company does not have a specific policy regarding diversity and believes that the backgrounds and qualifications of the directors, considered as a group, should provide a diverse mix of experiences, knowledge, attributes and abilities that will allow the Board to fulfill its responsibilities.  Candidates for vacant board seats will be considered if they are able to read and understand fundamental financial statements; have no identified conflicts of interest; have not been convicted in a criminal proceeding other than traffic violations during the ten years before the date of selection; and are willing to comply with the Company’s Code of Ethics. One or more directors must have requisite financial expertise to qualify as an “audit committee financial expert” as defined by Item 401 of Regulation S-K promulgated under the Securities Exchange Act of 1934. The independent directors reserve the right to modify these minimum qualifications from time to time. Exceptional candidates who do not meet all of these criteria may still be considered.

The independent directors review the qualifications and backgrounds of the directors, as well as the overall composition of the Board from time to time without assigning specific weights to particular experiences or qualifications.  In addition the independent directors consider whether the Board as a whole possesses the right skills and background to address the issues facing our Company at that time. In the case of any candidate for a vacant Board seat, the independent directors will consider whether such candidate meets the applicable independence standards and the level of the candidate’s financial expertise. Any new candidates will be interviewed by the independent directors, and the full Board will approve the final nominations. The Chairman of the Board, acting on behalf of the full Board, will extend the formal invitation to become a nominee of the Board of Directors.

Stockholders may nominate director candidates for consideration by the Board of Directors by directing the recommendation in writing to the Company, attention Corporate Secretary, 10200 Innovation Drive, Milwaukee, WI 53226 Secretary and providing the candidate’s name, biographical data and qualifications, including five-year employment history with employer names and a description of the employer’s business; whether such individual can read and understand fundamental financial statements; other board memberships (if any); and such other information as is reasonably available and sufficient to enable the Board to evaluate the minimum qualifications described above. The submission must be accompanied by the written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. If a stockholder nominee is eligible, and if the nomination is proper, the independent directors then will deliberate and make a decision as to whether the candidate will be submitted to the Company’s stockholders for a vote. The Board will not change the manner in which it evaluates candidates, including the applicable minimum criteria set forth above, based on whether the candidate was recommended by a stockholder.

Audit Committee

The Audit Committee is currently comprised of Messrs. Mahaffey and Paoni. Dr. Thomas Hall was a member of the Committee until his resignation from the Company’s Board of Directors on November 13, 2009. Mr. Thomas C. Lynch was a member of the Committee until his resignation from the Company's Board of Directors effective August 31, 2010.  The Company’s Board of Directors has determined that each of Messrs. Mahaffey and Paoni is an “audit committee financial expert” as defined by Item 401 of Regulation S-K promulgated under the Securities Exchange Act of 1934. The Board of Directors also has determined that each of Dr. Hall and Messrs. Lynch and Paoni are “independent” as such term is defined in Section 121(A) of the NYSE AMEX Rules and Rule 10A-3 promulgated under the Securities Exchange Act of 1934.

The Audit Committee recommends annually to the Board of Directors the selection of independent auditors for each fiscal year, confirms and assures their independence and approves the fees and other compensation to be paid to the auditors. The Audit Committee recommends to the Board the advisability of having the independent auditors make specified studies and reports as to auditing matters, accounting procedures, tax or other matters. The Audit Committee also reviews, prior to its filing with the SEC, the Company’s Form 10-K and annual report to stockholders. The Audit Committee provides an open avenue of communication among the independent auditors, management and the Board of Directors and will review any significant disagreement among management and the independent auditors in connection with the preparation of any of the Company’s financial statements. The Audit Committee reviews, with the Company’s legal counsel, legal and regulatory matters that may have a significant impact on the Company’s financial statements. The Audit Committee held 6 meetings in 2009 and all of members of the Audit Committee attended each of these meetings.

The Board of Directors has adopted an Audit Committee Charter, which was ratified by the stockholders at the 2004 Annual Meeting of Stockholders. A copy of the Audit Committee Charter is attached as Appendix A hereto.

  REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings or this proxy statement, the following report shall not be deemed to be incorporated by reference into any such filings. In addition, the following report shall not be deemed to be “soliciting material” or “filed” with the SEC.

The Audit Committee for the year ended December 31, 2009, whose members are identified below, has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2009 with the Company’s management and has discussed the matters required to be discussed by SAS 61 with the Company’s independent auditors. The Audit Committee has also received the written disclosures and the letter from the Company’s independent auditors required by applicable requirements of the Public Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence and has discussed with the independent auditors the independent auditors’ independence. Based upon its review of the foregoing materials and its discussions with the Company’s management and independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. The Audit Committee also considered whether the provision of other non-audit services by the independent auditor to the Company is compatible with maintaining the independence of the independent auditor and concluded that the independence of the independent auditor is not compromised by the provision of such services.

The Audit Committee has a written charter which was adopted by the Board of Directors on October 3, 2003 and ratified at the 2004 Annual Meeting of Stockholders. The Audit Committee has established procedures for the receipt, retention and treatment of any complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by the Company’s employees of any concerns regarding questionable accounting or auditing matters.

By the Audit Committee.

Thomas C. Lynch
Anthony J. Paoni

Compensation Committee

Messrs. Davis and Paoni currently serve on the Company’s Compensation Committee. Dr. Thomas Hall was a member of the Committee until his resignation from the Company’s Board of Directors on November 13, 2009. Mr. Thomas C. Lynch was a member of the Committee until his resignation from the Company's Board of Directors effective August 31, 2010.  The Compensation Committee oversees the Company’s compensation programs, which are designed specifically for the Company’s most senior executive officers, including the Chief Executive Officer, Chief Financial Officer and the other executive officers named in the Summary Compensation Table. Additionally, the Compensation Committee is charged with the review and approval of all annual compensation decisions relating to named executive officers.  The Board of Directors has adopted a Compensation Committee charter.  A copy of the Compensation Committee charter is attached as Appendix B hereto.

The Compensation Committee met one time in 2009, and all members of the Compensation Committee attended the meeting.

Compensation Discussion and Analysis

Oversight of Executive Compensation Program

The Compensation Committee of the Board of Directors oversees the Company’s compensation programs, which are designed specifically for the Company’s most senior executive officers, including the Chief Executive Officer, Chief Financial Officer and the other executive officers named in the Summary Compensation Table (collectively, the “named executive officers”). Additionally, the Compensation Committee is charged with the review and approval of all annual compensation decisions relating to named executive officers.

The Compensation Committee is currently composed of 2 independent, non-management members of the Board of Directors. Each year the Company reviews any and all relationships that each director has with the Company and the Board of Directors subsequently reviews these findings.

The responsibilities of the Compensation Committee, as stated in its charter, include the following:

●
annually review and approve for the CEO and the executive officers of the Company the annual base salary, the annual incentive bonus, including the specific goals and amount, equity compensation, employment agreements, severance arrangements, and change in control agreements/provisions, and any other benefits, compensation or arrangements.

●	make recommendations to the Board with respect to incentive compensation plans, including reservation of shares for issuance under employee benefit plans.

●
annually review and recommend to the Board of Directors for its approval the compensation, including cash, equity or other compensation, for members of the Board of Directors for their service as a member of the Board of Directors, a member of any committee of the Board of Directors, a Chair of any committee of the Board of Directors, and the Chairman of the Board of Directors.

●	annually review the performance of the Company’s Chief Executive Officer.

●
make recommendations to the Board of Directors on the Company’s executive compensation practices and policies, including the evaluation of performance by the Company’s executive officers and issues of management succession.

●	review the Company’s compliance with employee benefit plans.

●	make regular reports to the Board.

●	annually review and reassess the adequacy of the Compensation Committee charter and recommend any proposed changes to the Board for approval.

The Compensation Committee is also responsible for completing an annual report on executive compensation for inclusion in the Company's proxy statement. In addition to such annual report, the Compensation Committee maintains written minutes of its meetings, which minutes are filed with the minutes of the meetings of the Board.

Overview of Compensation Program

In order to recruit and retain the most qualified and competent individuals as senior executives, the Company strives to maintain a compensation program that is competitive in the global labor market. The purpose of the Company’s compensation program is to reward exceptional organizational and individual performance.

The following compensation objectives are considered in setting the compensation programs for our named executive officers:

●	drive and reward performance which supports the Company’s core values;

●	provide a percentage of total compensation that is “at-risk,” or variable, based on predetermined performance criteria;

●	design competitive total compensation and rewards programs to enhance the Company’s ability to attract and retain knowledgeable and experienced senior executives; and

●	set compensation and incentive levels that reflect competitive market practices.

Compensation Elements and Rationale

Compensation for Named Executive Officers Other than the CEO

Compensation for the named executive officers, other than the CEO, is made in the CEO’s sole and exclusive discretion. While the Compensation Committee provides its recommendations with respect to compensation for the named executive officers (other than the CEO) as described in greater detail below, the CEO is only required to consider the Compensation Committee’s recommendations, but is not bound by its findings.

Compensation for the Company’s CEO

To reward both short and long-term performance in the compensation program and in furtherance of the Company’s compensation objectives noted above, the Company’s compensation program for the CEO is based on the following objectives:

(i)	Performance Goals

The Compensation Committee believes that a significant portion of the CEO’s compensation should be tied not only to individual performance, but also to the Company’s performance as a whole measured against both financial and non-financial goals and objectives. During periods when performance meets or exceeds these established objectives, the CEO should be paid at or more than expected levels. When the Company’s performance does not meet key objectives, incentive award payments, if any, should be less than such levels.

(ii)	Incentive Compensation

A large portion of compensation should be paid in the form of short-term and long-term incentives, which are calculated and paid based primarily on financial measures of profitability and stockholder value creation. The CEO has the incentive of increasing Company profitability and stockholder return in order to earn a major portion of his compensation package.

(iii)	Competitive Compensation Program

The Compensation Committee reviews the compensation of chief executive officers at peer companies to ensure that the compensation program for the CEO is competitive. The Company believes that a competitive compensation program will enhance its ability to retain a capable CEO.

Financial Metrics Used in Compensation Programs

Several financial metrics are commonly referenced in defining Company performance for the CEO’s executive compensation. These metrics include quarterly metrics to target cash flow break even and specific revenue goals to define Company performance for purposes of setting the CEO’s compensation.

Compensation Benchmarking Relative to Market

The Company sets the CEO’s compensation by evaluating peer group companies. Peer group companies are chosen based on size, industry, annual revenue and whether they are publicly or privately held. Based on these criteria, the Compensation Committee has identified 29 companies in the Company’s peer group. These peer group companies include Catapult Communications Corp., Endwave Corp., Carrier Access Corp., Crystal Technology, Echelon Corp. and FiberTower Corp. The Compensation Committee has concluded that the CEO’s compensation falls within the 50th percentile of compensation for chief executive officers within the peer group companies.

Review of Senior Executive Performance

The Compensation Committee reviews, on an annual basis, each compensation package for the named executive officers. In each case, the Compensation Committee takes into account the scope of responsibilities and experience and balances these against competitive salary levels. The Compensation Committee has the opportunity to meet with the named executive officers at least once per year, which allows the Compensation Committee to form its own assessment of each individual’s performance. As indicated above, with the exception of the CEO, recommendations with respect to compensation packages for the named executive officers must be considered by the CEO in connection with establishing compensation for those named executive officers. However, the recommendations of the Compensation Committee with respect to the compensation paid to the named executive officers (other than the CEO) will not be binding on the CEO.

Components of the Executive Compensation Program

The Compensation Committee believes the total compensation and benefits program for named executive officers should consist of the following:

●	base salary;
●	stock incentive plan;
●	retirement, health and welfare benefits;
●	perquisites and perquisite allowance payments; and
●	termination benefits.

Base Salaries

With the exception of the CEO, whose compensation is set by the Compensation Committee and approved by the Board of Directors, base salaries and merit increases for the named executive officers are determined by the CEO in his discretion after consideration of a competitive analysis recommendation provided by the Compensation Committee. The Compensation Committee’s recommendation is formulated through the evaluation of the compensation of similar executives employed by companies in the Company’s peer group.

Stock Incentive Plan

Under the Company’s Stock Incentive Plan (the “Plan”) incentive stock options and non-qualified options to purchase shares of the Company’s common stock may be granted to key employees. An important objective of the long-term incentive program is to strengthen the relationship between the long-term value of the Company’s stock price and the potential financial gain for employees as well as the retention of senior management and key personnel. Stock options provide named executive officers with the opportunity to purchase the Company’s common stock at a price fixed on the grant date regardless of future market price. Stock options generally vest ratably on a quarterly basis and become exercisable over a five-year vesting period. A stock option becomes valuable only if the Company’s common stock price increases above the option exercise price (at which point the option will be deemed “in-the-money”) and the holder of the option remains employed during the period required for the option to “vest,” thus providing an incentive for an option holder to remain employed by the Company. In addition, stock options link a portion of an employee’s compensation to the stockholders’ interests by providing an incentive to increase the market price of the Company stock.

The Company practice is that the exercise price for each stock option is equal to the fair market value on the date of grant. Under the terms of the Plan, the option price will not be less than the fair market value of the shares on the date of grant or, in the case of a beneficial owner of more than 5.0% of the Company’s outstanding common stock on the date of grant, the option price will not be less than 110% of the fair market value of the shares on the date of grant.

There is a limited term in which Plan participants can exercise stock options, known as the “option term.” The option term is generally ten years from the date of grant. At the end of the option term, the right to exercise any unexercised options expires. Option holders generally forfeit any unvested options if their employment with the Company terminates.

Certain key executives may be a party to option agreements containing clauses that cause their options to become immediately and fully vested and exercisable upon a Change of Control, as defined in the Plan. Additionally, death or disability of the executive during his or her employment period may cause certain stock options to immediately vest and become exercisable per the terms outlined in the stock option award agreement.

The Compensation Committee awards options to named executive officers upon commencement of their employment with the Company and for successfully achieving or exceeding predetermined individual and Company performance goals. In determining whether to award stock options and the number of stock options granted to a named executive officer, the Compensation Committee reviews the compensation of executives at peer group companies to ensure that the compensation program is competitive.

Retirement, Health and Welfare Benefits

The Company offers a variety of health and welfare and retirement programs to all eligible employees. The named executive officers generally are eligible for the same benefit programs on the same basis as the rest of the broad-based employees. The Company’s health and welfare programs include medical, dental, vision, life, accidental death and disability, and short and long-term disability insurance. In addition to the foregoing, the named executive officers are eligible to participate in the Company’s 401(k) Retirement Savings Plan.

401(k) Retirement Savings Plan

The Company maintains a tax-deferred savings plan for employees (the “Telkonet 401(k)”) that is administered by a committee of trustees appointed by the Company. All Company employees are eligible to participate upon the completion of six months of employment, subject to minimum age requirements. Contributions by employees under the Telkonet 401(k) are immediately vested and each employee is eligible for distributions upon retirement, death or disability or termination of employment. Depending upon the circumstances, these payments may be made in installments or in a single lump sum.

Directors’ Compensation

We reimburse non-management directors for costs and expenses in connection with their attendance and participation at Board of Directors meetings and for other travel expenses incurred on our behalf.  We compensate each non-management director at a rate of $4,000 per month paid quarterly in Common Stock priced as of the 15th of the applicable month, 25,000 stock options annually which vest over a four year period and $500 for each committee meeting of the Board of Directors such director attends paid quarterly in Common Stock priced as of the 15th of the applicable month.

 Until his resignation as Chairman of the Board of Directors in November 2009, Mr. Musser was compensated $8,333 per month (consisting of monthly payments in the amount of $4,000, which payments were consistent with the monthly payments made to the other non-management directors, and $4,333 per month, which payments were in lieu of the 10,000 vested stock options per quarter and $1,000 for each committee meeting that the other non-management directors receive).  Following his resignation as Chairman of the Board, Mr. Musser served on the Board according to the terms of Telkonet’s non-management director’s compensation plan. Payments to Mr. Musser for Board services were made to The Musser Group pursuant to a September 2003 consulting agreement.  Mr. Musser is the sole principal and owner of The Musser Group.  Mr. Musser resigned from the Board effective August 31, 2010.

The following table summarizes all compensation paid to our directors in the year ended December 31, 2009.

Name	Fees Earned or Paid in Cash	Option Awards ($)(1)		All Other Compensation		Total($)
Warren V. Musser (8)	$48,000	$0		$52,000	(2)	$100,000
Thomas M. Hall (4)	$48,000	$12,196	(3)	$0		$60,196
Thomas C. Lynch (9)	$48,000	$12,196	(3)	$0		$60,196
Seth D. Blumenfeld (5)	$48,000	$12,196	(3)	$0		$60,196
Anthony J. Paoni	$48,000	$12,196	(3)	$48,000	(7)	$108,196
_____________________________
(1)	Amounts reflect the compensation cost associated with stock option grants, calculated in accordance with FASB ASC Topic 718 (formerly SFAS 123R) and using a Black-Scholes valuation method.
(2)	Fees for director services performed by Mr. Musser and paid to The Musser Group pursuant to a September 2003 consulting agreement.
(3)
Stock options granted pursuant to the 2009 non-management director compensation plan.  The following assumptions were used to determine the fair value of stock option awards: historical volatility of 109%, expected option life of 5.0 years and a risk-free interest rate of 1.6%.

(4)	Dr. Hall resigned from our Board of Directors on November 13, 2009.
(5)	Mr. Blumenfeld resigned from our Board of Directors on November 16, 2009.
(6)	Compensation earned by non-employee directors for services rendered during 2009 was accrued and unpaid as of December 31, 2009.
(7)	Fees for consulting services performed by Mr. Paoni in 2009.
(8)	Mr. Musser resigned from the Board effective August 31, 2010.
(9)	Mr. Lynch resigned from the Board effective August 31, 2010.

Executive Officers

The following table provides the information concerning the Company’s executive officers as of August 20, 2010.

Name	Age	Title
Jason L. Tienor	35	President & Chief Executive Officer
Jeffrey J. Sobieski	34	Chief Operating Officer

Jason L. Tienor—President and Chief Executive Officer

Mr. Tienor has served as the Company’s President and Chief Executive Officer since December 2007 and, from August 2007 until December 2007, he served as the Company’s Chief Operating Officer.  Mr. Tienor has also served as Chief Executive Officer of EthoStream, LLC, a wholly-owned subsidiary of the Company, since March 2007.  From 2002 until his employment with the Company, Mr. Tienor served as Chief Executive Officer of EthoStream, LLC, the company that he co-founded. Mr. Tienor received a bachelor of business administration in management information systems and marketing from the University of Wisconsin – Oshkosh and a masters of business administration with an emphasis on computer science from Marquette University.

Jeffrey J. Sobieski—Chief Operating Officer

Mr. Sobieski was named the Company's Chief Operating Officer in June 2008.  Prior to this appointment, Mr. Sobieski served as the Company’s Executive Vice President, Energy Management since December 2007 and from March 2007 until December 2007, he served as Chief Information Officer of EthoStream, LLC, wholly-owned subsidiary of the Company.  From 2002 until his employment with the Company, Mr. Sobieski served as Chief Information Officer of EthoStream, LLC, the company he co-founded.  Mr. Sobieski is also the co-founder of Interactive Solutions, a consulting firm providing support to the Insurance and Telecommunications Industries.

Richard J. Leimbach—Former Chief Financial Officer

Mr. Leimbach served as the Company’s Chief Financial Officer between December 2007 and August 2010 (when he left the Company as reported in the Company’s Current Report on Form 8-K dated August 9, 2010) and, from June 2006 until December 2007, he served as the Vice President of Finance. He also served as the Company’s Controller from January 2004 until June 2006.  The Company intends to conduct a search for Mr. Leimbach’s replacement.

Executive Compensation

The following table sets forth certain information with respect to compensation for services in all capacities for the years ended December 31, 2009 and 2008 paid to our Chief Executive Officer (principal executive officer) and the two other most highly compensated executive officers who were serving as such as of December 31, 2009.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)	Option Awards ($)(1)(2)	All Other Compensation ($)(6)	Total ($)
Jason L. Tienor	2009	$200,770	(3)	$0	$0	$8,400	$209,170
President and Chief Executive Officer	2008	$194,421	(3)	$0	$0	$7,431	$201,852

Richard. J. Leimbach (7)	2009	$190,731	(4)	$0	$0	$0	$190,731
Chief Financial Officer	2008	$180,039	(4)	$0	$0	$0	$180,039

Jeffrey J. Sobieski	2009	$190,731	(5)	$0	$0	$8,400	$199,131
Chief Operating Officer	2008	$186,421	(5)	$0	$31,180	$7,431	$225,032

(1)	Amounts reflect the compensation cost associated with stock option grants, calculated in accordance with FASB ASC Topic 718 and using a Black-Scholes valuation method.
(2)
In 2008, the following assumptions were used to determine the fair value of stock option awards granted: historical volatility of 74%, expected option life of 5.0 years and a risk-free interest rate of 3.0%.

(3)	Includes accrued and unpaid salary to Jason Tienor for the years ended December 31, 2008 and 2009 of $10,687 and $13,062, respectively.
(4)	Includes accrued and unpaid salary to Richard Leimbach for the years ended December 31, 2008 and 2009 of $9,744 and $24,868, respectively.
(5)	Includes accrued and unpaid salary to Jeffrey Sobieski for the years ended December 31, 2008 and 2009 of $10,175 and $11,628, respectively.
(6)	Other compensation represents monthly car allowance paid to certain Telkonet executives.
(7)
Mr. Leimbach, the Company’s former Chief Financial Officer, provided his services to the Company as an employee until June 30, 2010; during the period July 1 through August 6, 2010 he provided services on a transition basis, assisting the Company with the transition of his duties.

Employment Agreements

Jason L. Tienor, President and Chief Executive Officer, is employed pursuant to an employment agreement with us dated May 13, 2010 for a term commencing as of March 16, 2010 and expiring on March 15, 2011, which may be extended by mutual agreement of the parties thereto, and provides, among other things, for an annual base salary of $200,000 per year and bonuses and benefits based on our internal policies and participation in our incentive and benefit plans.  Additional terms of the employment agreement are described under "Potential Payments upon Termination or Change in Control" below.

Jeffrey J. Sobieski, Chief Operating Officer, is employed pursuant to an employment agreement with us dated May 13, 2010 for a term commencing as of March 16, 2010 and expiring on March 15, 2011, which may be extended by mutual agreement of the parties thereto, and provides for a base salary of $190,000 per year and bonuses and benefits based upon our internal policies and participation in our incentive and benefit plans.  Additional terms of the employment agreement are described under "Potential Payments upon Termination or Change in Control" below.

The foregoing summary of Mr. Tienor’s and Mr. Sobieski’ Employment Agreements is subject to, and qualified in its entirety by, the their respective Employment Agreements, which are included as Exhibits 10.1 and 10.12 to our Current Report on Form 8-K filed May 13, 2010.

Richard J. Leimbach is paid a severance benefit and a health care reimbursement should he elect COBRA coverage pursuant to a Transition Agreement and Release with us dated August 4, 2010 as reported in the Company’s Current Report on Form 8-K dated August 9, 2010.  Pursuant to that agreement Mr. Leimbach also received an award of 333,333 shares of the Company’s Common Stock.  The foregoing summary of Mr. Leimbach’s Transition Agreement and Release is subject to, and qualified in its entirety by, the Transition and Release Agreement, which is included as Exhibit 10.5 to our Current Report on Form 8-K filed August 9, 2010.

In addition to the foregoing, stock options are periodically granted to employees under the Company’s Plan at the discretion of the Compensation Committee of the Board of Directors. Executives of the Company are eligible to receive stock option grants, based upon individual performance and the performance of the Company as a whole.

Outstanding Equity Awards at Fiscal Year-End Table

The following table shows outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2009 for the Named Executive Officers.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exerciseable	Number of Securities Underlying Unexercised Options (#) Unexerciseable		Option Exercise Price ($)	Option Expiration Date (4)
Jason L. Tienor(5)	50,000	50,000	(1)	$1.80	4/24/2012
Richard. J. Leimbach(5)(6)	87,500	0		(3)	4/24/2012
Jeffrey J. Sobieski(5)	20,000	30,000	(2)	$1.00	4/24/2012
_____________________________
(1)	Mr. Tienor’s options were granted on August 10, 2007 and vest ratably on a quarterly basis over a five year period.
(2)	Mr. Sobieski’s options were granted on February 19, 2008 and vest ratably on a quarterly basis over a five year period.
(3)	Includes 37,500 vested options exercisable at $2.59 per share, and 50,000 vested options exercisable at 5.08 per share.
(4)	All options granted in accordance with the Plan have an outstanding term equal to the shorter of ten years, or the expiration of the Plan. The Plan expires on April 24, 2012.
(5)	This table does not include disclosure of outstanding warrants held by any of our Named Executive Officers.
(6)
Mr. Leimbach, the Company’s former Chief Financial Officer, provided his services to the Company as an employee until June 30, 2010; during the period July 1 through August 6, 2010 he provided services on a transition basis, assisting the Company with the transition of his duties.

Option Exercises and Vesting of Stock Awards

There were no options exercised by, or stock awards vested for the account of, the named executive officers during 2009.

Potential Payments upon Termination or Change in Control

Each of Mr. Tienor’s and Mr. Sobieski’s Employment Agreements obligate the Company to continue to pay each executive’s base salary and provide continued participation in employee benefit plans for the duration of the term of their employment agreements in the event such executive is terminated without “cause” by the Company or if the executive terminates his employment for “good reason.” “Cause” is defined as the occurrence of any of the following: (i) theft, fraud, embezzlement, or any other act of dishonesty by the executive; (ii) any material breach by the executive of any provision of the employment agreement which breach is not cured within a reasonable time (but not to exceed thirty (30) days after written notification thereof to the executive by the Company); (iii) any habitual neglect of duty or misconduct of the executive in discharging any of his duties and responsibilities under the employment agreement after a written demand for performance was delivered to the executive that specifically identified the manner in which the board believed the executive had failed to discharge his duties and responsibilities, and the executive failed to resume substantial performance of such duties and responsibilities on a continuous basis immediately following such demand; (iv) commission by the executive of a felony or any offense involving moral turpitude; or (v) any default of the executive’s obligations under the employment agreement, or any failure or refusal of the executive to comply with the policies, rules and regulations of the Company generally applicable to the Company’s employees, which default, failure or refusal is not cured within a reasonable time (but not to exceed thirty (30) days) after written notification thereof to the executive by the Company. If cause exists for termination, the executive shall be entitled to no further compensation, except for accrued leave and vacation and except as may be required by applicable law. “Good reason” is defined as the occurrence of any of the following: (i) any material adverse reduction in the scope of the executive’s authority or responsibilities; (ii) any reduction in the amount of the executive’s compensation or participation in any employee benefits; or (iii) the executive’s principal place of employment is actually or constructively moved to any office or other location 50 miles or more outside of Milwaukee, Wisconsin.

In the event the Company fails to renew the employment agreements upon expiration of the term, then the Company shall continue to pay the executive's base salary and provide the executive with continued participation in each employee benefit plan in which the executive participated immediately prior to expiration of the term for a period of three months following expiration of the term. Each of Messrs. Tienor and Sobieski have agreed not to compete with the Company or solicit any Company employees for a period of one year following expiration or earlier termination of the employment agreements.  Assuming Mr. Tienor’s and Mr. Sobieski’s employment agreements were terminated as of December 31, 2009, the total estimated compensation that would have been paid under these agreements would be $78,188 in the aggregate.

The foregoing summary of Mr. Tienor’s and Mr. Sobieski’ Employment Agreements is subject to, and qualified in its entirety by, the their respective Employment Agreements, which are included as Exhibits 10.1 and 10.12 to our Current Report on Form 8-K filed May 13, 2010.

 Security Ownership of Certain Beneficial Owners and Management

The following table provides information concerning securities authorized for issuance pursuant to equity compensation plans approved by the Company’s stockholders and equity compensation plans not approved by the Company’s stockholders as of December 31, 2009.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	6,120,883	$1.50	4,173,329
Equity compensation plans not approved by security holders	-	-	-

Total	6,120,883	$1.50	4,173,329

The following table sets forth, as of August 20, 2010, the number of shares of the Company’s common stock beneficially owned by each director and executive officer of the Company, by all directors and executive officers as a group, and by each person known by the Company to own beneficially more than 5.0% of the Company’s outstanding common stock.

	Common Stock		Series A Preferred Stock
Name and Address (1)	Number of Shares (2)	Percentage of Class	Number of Shares	Percentage of Class	Percentage of Voting Securities
Directors and Executive Officers
Jason L. Tienor, President, Chief Executive Officer and Director	766,803	*	4	1.9%	*	(3)

Jeffrey J. Sobieski, Chief Operating Officer	729,303	*	4	1.9%	*	(4)
Anthony J. Paoni, Chairman	603,333	*	5	2.3%	*	(5)
Warren V. Musser, Director (8)	2,794,444	2.7%	0	*	2.6%	(6)
Thomas C. Lynch, Director (9)	750,000	*	0	*	*	(7)

All Directors and Executive Officers as a group (six persons)	5,643,883	5.5%	13	6.1%	5.5%

*           Less than one percent (1%).

(1)	Unless otherwise indicated, the address of each named holder is in care of Telkonet, Inc., 10200 Innovation Drive, Suite 300, Milwaukee, Wisconsin 53226.
(2)
According to Securities and Exchange Commission rules, beneficial ownership includes shares as to which the individual or entity has voting power or investment power and any shares, which the individual or entity has the right to acquire within 60 days of the date of this table through the exercise of any stock option or other right.

(3)
Includes 701,803 shares of our common stock, options exercisable within 60 days to purchase 65,000 shares of our common stock at $1.80 per share, 55,096 shares of common stock issuable upon conversion of shares of our Series A convertible redeemable preferred stock, and warrants to purchase 30,304 shares of our common stock at an exercise price of $0.33 per share.

(4)
Includes 701,803 shares of our common stock, options exercisable within 60 days to purchase 27,500 shares of our common stock at $1.00 per share, 55,096 shares of common stock issuable upon conversion of shares of our Series A convertible redeemable preferred stock, and warrants to purchase 30,304 shares of our common stock at an exercise price of $0.33 per share.

(5)
Includes 483,333 shares of common stock, options exercisable within 60 days to purchase 80,000 and 40,000 shares of our common stock at $1.00 and $2.30 per share, 68,870 shares of common stock issuable upon conversion of shares of our Series A convertible redeemable preferred stock, and warrants to purchase 37,880 shares of our common stock at an exercise price of $0.33 per share.

(6)	Includes 794,444 shares of common stock options exercisable within 60 days to purchase 2,000,000 shares of our common stock at $1.00 per share.
(7)
Includes 500,000 shares of common stock options exercisable within 60 days to purchase 80,000, 20,000, 70,000 and 80,000 shares of our common stock at $1.00, $2.00, $2.66 and $3.45 per share, respectively.

(8)	Mr. Musser resigned from our Board of Directors effective August 31, 2010.
(9)	Mr. Lynch resigned from our Board of Directors effective August 31, 2010.

Certain Relationships and Related Transactions

Description of Related Party Transactions

Jason L. Tienor, Jeffrey J. Sobieski, Richard J. Leimbach, our Chief Executive Officer (and director), Chief Operating Officer and (former) Chief Financial Officer, respectively, and Anthony J.. Paoni, our Chairman of the Board, participated in our November 2009 private placement of Series A convertible redeemable preferred stock and warrants, as described below.  On November 16, 2009, we entered into an Executive Officer Reimbursement Agreement with each of Messrs. Tienor, Sobieski and Leimbach, pursuant to which these executive officers participated in the private placement by converting a portion of our outstanding indebtedness owed to them into shares of Series A convertible redeemable preferred stock and warrants to purchase shares of our common stock.  Mr. Tienor converted $20,000 of outstanding indebtedness into four shares of Series A convertible redeemable preferred stock (convertible into 55,096 shares of common stock) and warrants to purchase 30,304 shares of common stock; Mr. Leimbach converted $10,000 of outstanding indebtedness into two shares of Series A convertible redeemable preferred stock (convertible into 27,548 shares of common stock) and warrants to purchase 15,152 shares of common stock; and Mr. Sobieski converted $20,000 of outstanding indebtedness into four shares of Series A convertible redeemable preferred stock (convertible into 55,096 shares of common stock) and warrants to purchase 30,304 shares of common stock.  Anthony Paoni, Chairman of our Board of Directors, also participated in the private placement, purchasing five shares of Series A convertible redeemable preferred stock (convertible into 68,870 shares of common stock) and warrants to purchase 37,880 shares of common stock, for an aggregate purchase price of $25,000.  The combined participation of our officers and directors was less than 7% of the value of the private placement.  No other officers or directors of the Company participated in our November 2009 private placement. The form of opinion filed as Exhibit F to the Securities Purchase Agreement the Company entered into with the purchasers in connection with the private placement expressed “no opinion” as to our directors’ compliance with their fiduciary duties in approving the related transaction documents.

On August 4, 2010 the Company entered into a Board of Director Reimbursement Agreement with each of (i) Warren V. Musser, (ii) Thomas C. Lynch, (iii) Seth Blumenfeld, (iv) Thomas M. Hall and (v) Anthony J. Paoni pursuant to which each agreed to convert outstanding indebtedness of the Company owed to such individual for service as a member of the board of directors into shares of Common Stock of the Company at a conversion price equal to $0.36 per share.  Mr. Musser converted $286,000 of outstanding indebtedness into 794,444 shares of Common Stock.  Mr. Hall converted $147,000 of outstanding indebtedness into 408,333 shares of Common Stock. Mr. Lynch converted $180,000 of outstanding indebtedness into 500,000 shares of Common Stock.  Mr. Blumenfeld converted $164,000 of outstanding indebtedness into 455,556 shares of Common Stock.  Mr. Paoni converted $174,000 of outstanding indebtedness into 483,333 shares of Common Stock.

The following table sets forth our outstanding indebtedness as at August 20, 2010 owed to our officers and directors:

	Salary	BOD Fees	Consulting	Expenses	Loans	Total
Jason L. Tienor	$32,723	$-	$-	$-	$25,000	$57,723
Jeffrey J. Sobieski	36,089			2,164	25,000	63,253
Richard J. Leimbach (1)	49,019			4,261		53,280
Anthony J. Paoni		4,000	68,000	2,127		74,127
Thomas C. Lynch (2)		4,000				4,000
Warren V. Musser (3)		4,000				4,000

(1)
Mr. Leimbach, the Company’s former Chief Financial Officer, provided his services to the Company as an employee until June 30, 2010; during the period July 1 through August 6, 2010 he provided services on a transition basis, assisting the Company with the transition of his duties.

(2)	Mr. Lynch resigned from our Board of Directors effective August 31, 2010.
(3)	Mr. Musser resigned from our Board of Directors effective August 31, 2010.

From time to time the Company may receive advances from certain of its officers to meet short term working capital needs.  These advances may not have formal repayment terms or arrangements.  As of December 31, 2009, the Company owed deferred salary payments to certain executive officers in the amount of $13,062 to Jason L. Tienor, President and Chief Executive Officer, $24,868 to Richard J. Leimbach, former Chief Financial Officer, and $11,628 to Jeffrey J. Sobieski, Chief Operating Officer. In April 2010, Messrs. Tienor and Sobieski each advanced the Company $25,000 to meet short term working capital needs.

Indemnification Agreements

On March 30, 2010, the Company entered into Indemnification Agreements with directors Anthony Paoni, Warren Musser and Thomas Lynch, and executives Jason Tienor, President and Chief Executive Officer and Richard Leimbach, former Chief Financial Officer.

The Indemnification Agreements provide that the Company will indemnify the Company's officers and directors, to the fullest extent permitted by law, relating to, resulting from or arising out of any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation by reason of the fact that such officer or director (i) is or was a director, officer, employee or agent of the Company or (ii) is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.. In addition, the Indemnification Agreements provide that the Company will make an advance payment of expenses to any officer or director who has entered into an Indemnification Agreement, in order to cover a claim relating to any fact or occurrence arising from or relating to events or occurrences specified in this paragraph, subject to receipt of an undertaking by or on behalf of such officer or director to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized under this Agreement,.

The foregoing summary of the Indemnification Agreements is subject to, and qualified in its entirety by, the Form of Indemnification Agreement, which is included as Exhibit 10.12 to our Annual Report on Form 10-K for the year ended December 31, 2009.

Company’s Policies on Related Party Transactions

Under the Company’s policies and procedures, related-party transactions that must be publicly disclosed under the federal securities laws require prior approval of the Company’s independent directors without the participation of any director who may have a direct or indirect interest in the transaction in question. Related parties include directors, nominees for director, principal shareholders, executive officers and members of their immediate families. For these purposes, a “transaction” includes all financial transactions, arrangements or relationships, ranging from extending credit to the provision of goods and services for value and includes any transaction with a company in which a director, executive officer immediate family member of a director or executive officer, or principal shareholder (that is, any person who beneficially owns five percent or more of any class of the Company’s voting securities) has an interest by virtue of a 10-percent-or-greater equity interest. The Company’s policies and procedures regarding related-party transactions are not a part of a formal written policy, but rather, represent the Company’s historical course of practice with respect to approval of related-party transactions.

Director Independence

The Board of Directors has determined that Messrs. Lynch and Paoni are “independent” under the listing standards of the NYSE AMEX.  Each of Messrs. Lynch and Paoni serve on, and are the only members of, the Company’s Audit Committee and Compensation Committee.  Although the Company does not maintain a standing Nominating Committee, nominees for election as directors are considered and nominated by a majority of the Company’s independent directors in accordance with the NYSE AMEX listing standards. “Independence” for these purposes is determined in accordance with Section 121(A) of the NYSE AMEX Rules and Rule 10A-3 under the Securities Exchange Act of 1934.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and certain of our officers to file reports of holdings and transactions in shares of the Company common stock with the Securities and Exchange Commission. Based on our records and other information, we believe that in 2009 our directors and our officers who are subject to Section 16 met all applicable filing requirements.

Independent Public Accountants

The following table sets forth fees billed to the Company by our auditors, RBSM, LLP, during the fiscal years ended December 31, 2009 and 2008.

	December 31, 2009	December 31, 2008
1. Audit Fees	$185,413	$309,755
2. Audit Related Fees	24,250	46,262
3. Tax Fees	--	--
4. All Other Fees	--	--
Total Fees	$209,663	$356,017

Audit fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by RBSM LLP in connection with statutory and regulatory filings or engagements.

Audit-related fees consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements, which are not reported under “Audit Fees.”

Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. The tax fees relate to federal and state income tax reporting requirements.

All other fees consist of fees for products and services other than the services reported above.

Prior to the Company’s engagement of its independent auditor, such engagement is approved by the Company’s audit committee. The services provided under this engagement may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Pursuant to the Company’s Audit Committee Charter, the independent auditors and management are required to report to the Company’s audit committee at least quarterly regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis. All audit fees, audit-related fees, tax fees and other fees incurred by the Company for the year ended December 31, 2009 were approved by the Company’s audit committee.

PROPOSAL NO. 2

APPROVAL OF AN INCREASE IN THE AMOUNT OF THE
COMPANY’S AUTHORIZED COMMON STOCK

Background

On August 27, 2010 the Board of Directors unanimously approved, subject to stockholder approval, an amendment to our Restated Articles to increase the aggregate number of shares of common stock that we are authorized to issue from 155,000,000 shares to 190,000,000 shares.  You are being asked to consider and act upon this proposal to approve the proposed amendment to the Restated Articles which is attached as Annex A to this proxy statement.

Under Utah law, we may only issue shares of common stock to the extent such shares have been authorized for issuance under our Restated Articles.  Our Restated Articles currently authorize the issuance of 155,000,000 shares of common stock, par value of $0.001 per share.  As of August 20, 2010, 100,089,493 shares of common stock were issued and outstanding, 215 shares of Series A Preferred Stock convertible into 2,961,429 shares of common stock were issued and outstanding, 267 shares of Series B Preferred Stock convertible into 7,618,490 shares of common stock were issued and outstanding, 10,593,489 shares of common stock were reserved for issuance for unexercised options granted pursuant to the Company’s Amended and Restated Stock Option Plan (the “2002 Stock Option Plan”) or reserved for issuance in connection with future grants under the 2002 Stock Option Plan, and 24,918,898 shares of the Company’s common stock were reserved for issuance upon the exercise of warrants to purchase common stock and the conversion of our outstanding convertible debentures, of which 11,730,769 shares reserved for issuance cannot be issued unless the Company’s stockholders remove the 20% limitation on the number of shares that could be issued to YA Global Investments, L.P. pursuant to a Securities Purchase Agreement dated as of May 30, 2008 between the Company and YA Global Investments, L.P.  This leaves approximately 9,142,471 shares of common stock unissued and unallocated to derivative securities outstanding and our equity incentive plan.

Purpose and Effect of the Increase in the Number of Authorized Shares of Common Stock

The increase in the number of authorized shares of common stock is being proposed to ensure that additional shares of common stock will be available in the event the Board of Directors determines that it is necessary or appropriate to raise additional capital through the sale of equity securities, convertible debt securities or other equity-linked securities.  Adoption of this proposal would permit the Board of Directors, without further approval of the stockholders (except as may be required by applicable law), to issue additional shares of common stock from time to time as the Board of Directors may determine, for such consideration as the Board of Directors establishes.  The availability of additional shares will also provide the Company with the flexibility to structure possible acquisitions of another business or its assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers (subject to additional stockholder approvals as required), to permit future stock dividends or for other corporate purposes.  The availability of additional shares of common stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of common stock.  If the amendment is approved by the stockholders, the Board does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock unless such approval is required by law.

The increase in the authorized shares of common stock will not have any immediate effect on the rights of existing stockholders.  However, the Board of Directors will have the authority to issue authorized common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law.  To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.  The holders of our common stock have no preemptive rights and the Board of Directors has no plans to grant such rights with respect to any such shares.

The increase in authorized common stock and the subsequent issuance of such shares could also have the effect of delaying or preventing, a change of control of the Company without further action by stockholders.  Shares of authorized and unissued common stock could, within the limits of applicable law, be issued in one or more transactions which would make a takeover of the Company more difficult or costly, and therefore less likely.  Any such issuance of additional stock could have the effect of diluting earnings per share and book value per share of outstanding shares of common stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

We do not have any arrangements, commitments or understandings to issue any shares of our capital stock, other than in connection with our existing stock option plan and pursuant to the exercise of outstanding warrants and conversion of our convertible debentures.

The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized common stock is not prompted by any specific effort or takeover threat currently perceived by management.

As of August 20, 2010, there were:

●	155,000,000 shares of our common stock authorized;
●	100,089,429 shares of our common stock issued and outstanding;
●	215 shares of our Series A preferred stock issued and outstanding and 2,961,429 shares of our common stock reserved for issuance upon the conversion of shares of our preferred stock;
●	267 shares of our Series B preferred stock issued and outstanding and 10,269,219 shares of our common stock reserved for issuance upon the conversion of shares of our preferred stock;
●	3,795,833 shares of our common stock reserved for issuance upon the exercise of outstanding stock options granted under our 2002 Stock Option Plan;
●	822,657shares of our common stock reserved and available for future issuance or future grant under our 2002 Stock Option Plan;
●
24,918,898 shares reserved for issuance upon the exercise of warrants and conversion of our outstanding convertible debentures, of which 11,730,769 shares reserved for issuance cannot be issued unless the Company’s stockholders remove the 20% limitation on the number of shares that could be issued pursuant to the exercise of warrants and conversion of convertible debentures issued to YA Global Investments, L.P. pursuant to a Securities Purchase Agreement dated as of May 30, 2008 between the Company and YA Global Investments, L.P.; and

●	9,142,471 shares of our common stock which are authorized, unreserved and unissued.

The proposed amendment to our Restated Articles will not change the number of authorized shares of preferred stock.

If the stockholders do not approve the increase in the number of shares of common stock that the Company is authorized to issue, the Company could be required to seek alternative sources of capital to satisfy its capital needs.  The Company may not be able to obtain alternative sources of capital on commercially reasonable terms, if at all.  If the Company is unable to raise additional capital, it could have a material adverse impact on our financial condition and could adversely affect the price of our common stock.

Our Board of Directors believes that the increase in the number of authorized shares of common stock is in the best interest of the Company and its stockholders.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the outstanding shares of our common stock and Series A Preferred Stock, voting together on an as converted basis, is required to approve the proposed amendment of our Restated Articles, Abstentions have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT OF OUR RESTATED ARTICLES AS SET FORTH IN PROPOSAL TWO.  THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 2.

Effective Date of the Amendment

If the proposed amendment is adopted by the required vote of stockholders, it will become effective when the appropriate Articles of Amendment to the Company’s Restated Articles are filed with the Utah Department of Commerce, Division of Corporations. The Company anticipates that this filing will be made promptly following receipt of requisite stockholder approval, or as soon as practicable thereafter.

PROPOSAL NO. 3
APPROVAL OF THE TELKONET, INC. 2010 STOCK OPTION AND INCENTIVE PLAN

Our Board of Directors believes that stock options and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and other key persons of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company.  Our Board of Directors anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

On [●], 2010 the Board of Directors, upon the recommendation of the Compensation Committee of the Board of Directors (the “Compensation Committee”), adopted the Telkonet, Inc. 2010 Stock  Option and Incentive Plan (the “2010 Plan”), subject to the approval of the Company’s stockholders.  The 2010 Plan will replace the 2002 Stock Option Plan, which is expiring on April 23, 2012.  The 2010 Plan provides flexibility to the Board of Directors or the Compensation Committee to use various equity-based incentive awards as compensation tools to motivate the Company’s workforce.  A copy of the 2010 Plan is attached as Annex B to this proxy statement and is incorporated herein by reference.

Summary of Material Features

The material features of the 2010 Plan as proposed to be approved are:

●	The maximum number of shares of common stock to be issued under the 2010 Plan is 10,000,000 shares;

●
The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance shares, dividend equivalent rights and cash-based awards is permitted;

●
Grants of “full-value” awards are deemed for purposes of determining the number of shares available for future grants under the 2010 Plan as an award for one share for each share of common stock subject to the award.  Grants of stock options or stock appreciation rights are deemed to be an award of one share for each share of common stock subject to the award;

●	Minimum vesting periods are required for grants of restricted stock, restricted stock units and performance share awards;

●	Any material amendment to the 2010 Plan is subject to approval by our stockholders; and

●	The term of the 2010 Plan will expire on the tenth anniversary of the date it is approved by the stockholders.

Based solely on the closing price of our common stock as reported by Over The Counter Bulletin Board (“OTCBB”) on August 20, 2010, the maximum aggregate market value of the common stock that could potentially be issued under the 2010 Plan is $[●].  The shares we issue under the 2010 Plan will be authorized but unissued shares or shares that we reacquire.  The shares of common stock underlying any awards that are forfeited, canceled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without any issuance of stock, expire or are otherwise terminated (other than by exercise) under the 2010 Plan are added back to the shares of common stock available for issuance under the 2010 Plan.

Qualified Performance-Based Compensation under Code Section 162(m)

To ensure that certain awards granted under the 2010 Plan to a “Covered Employee” (as defined in the Internal Revenue Code of 1986 (the “Code”)) qualify as “performance-based compensation” under Section 162(m) of the Code, the 2010 Plan provides that the Compensation Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria that may include any or all of the following:  (1) earnings before interest, taxes, depreciation and amortization; (2) net income (loss) (either before or after interest, taxes, depreciation and/or amortization); (3) changes in the market price of the stock; (4) economic value-added; (5) funds from operations or similar measures; (6) sales or revenue; (7) acquisitions or strategic transactions; (8) product development or quality; (9) operating income (loss); (10) cash flow (including, but not limited to, operating cash flow and free cash flow); (11) return on capital, assets, equity, or investment; (12) stockholder returns; (13) return on sales; (14) gross or net profit levels; (15) productivity; (16) expenses; (17) margins; (18) operating efficiency; (19) customer satisfaction; (20) working capital; (21) earnings (loss) per share of common stock; (22) sales or market shares; and (23) number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.  The Compensation Committee will select the particular performance criteria within 90 days following the commencement of a performance cycle.  Subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not exceed [●] shares of common stock for any performance cycle and options or stock appreciation rights with respect to no more than [●] shares of common stock may be granted to any one individual during any calendar year period.  If a performance-based award is payable in cash, it cannot exceed $[●] for any performance cycle.

Summary of the 2010 Plan

The following description of certain features of the 2010 Plan is intended to be a summary only.  The summary is qualified in its entirety by the full text of the 2010 Plan that is attached hereto as Annex A.

Plan Administration.  The 2010 Plan is administered by the Board of Directors or the Compensation Committee (the “Administrator”). The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2010 Plan; provided, however, that the amount, timing and terms of grants of awards to non-employee directors will be determined by the Compensation Committee.  The Administrator may delegate to our Chief Executive Officer the authority to grant stock options to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not subject to Section 162(m) of the Code, subject to certain limitations and guidelines.

Eligibility.  Persons eligible to participate in the 2010 Plan will be those full or part-time officers, employees, non-employee directors and other key persons (including consultants and prospective officers) of the Company and its subsidiaries as selected from time to time by the Administrator in its discretion.  Approximately [●] individuals are currently eligible to participate in the 2010 Plan, which includes [●] officers, [●] employees who are not officers, and [●] non-employee directors.

Plan Limits.  The maximum award of stock options or stock appreciation rights granted to any one individual will not exceed [●] shares of common stock (subject to adjustment for stock splits and similar events) for any calendar year period.  If any award of restricted stock, restricted stock units or performance shares granted to an individual is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award shall not exceed [●] shares of common stock (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle.  If any cash-based award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award to be paid in cash in any performance cycle may not exceed $[●].  In addition, no more than [●] shares will be issued in the form of incentive stock options.

Effect of Awards.  For purposes of determining the number of shares of common stock available for issuance under the 2010 Plan, the grant of any “full value” award, such as a restricted stock award, restricted stock unit, unrestricted stock award or performance share will be counted as one share for each share of common stock actually subject to the award.  The grant of any stock option or stock appreciation right will be counted for this purpose as one share from each share of common stock actually subject to the award.

Stock Options.  The 2010 Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify.  Options granted under the 2010 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options.  Incentive stock options may only be granted to employees of the Company and its subsidiaries.  Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons.  The option exercise price of each option will be determined by the Administrator but may not be less than 100% of the fair market value of the common stock on the date of grant.  Fair market value for this purpose will be the last reported sale price of the shares of common stock on the OTCBB on the date of grant.  The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant.  The Administrator will determine at what time or times each option may be exercised.  Options may be made exercisable in installments and the exercisability of options may be accelerated by the Administrator.  In general, unless otherwise permitted by the Administrator, no option granted under the 2010 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Administrator or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee for at least six months or were purchased in the open market.  Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee.  In addition, the Administrator may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights.  The Administrator may award stock appreciation rights subject to such conditions and restrictions as the Administrator may determine.  Stock appreciation rights entitle the recipient to shares of common stock equal to the value of the appreciation in the stock price over the exercise price.  The exercise price is the fair market value of the common stock on the date of grant.

Restricted Stock.  The Administrator may award shares of common stock to participants subject to such conditions and restrictions as the Administrator may determine.  These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with us through a specified restricted period.  However, except in the case of retirement, death, disability or a change of control, in the event these awards granted to employees have a performance-based goal, the restriction period will be at least one year, and in the event these awards granted to employees have a time-based restriction, the restriction period will be at least three years, but vesting can occur incrementally over the three-year period.

Restricted Stock Units.  The Administrator may award restricted stock units to any participants.  Restricted stock units are ultimately payable in the form of shares of common stock and may be subject to such conditions and restrictions as the Administrator may determine.  These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with the Company through a specified vesting period.  However, except in the case of retirement, death, disability or a change of control, in the event these awards granted to employees have a performance-based goal, the restriction period will be at least one year, and in the event these awards granted to employees have a time-based restriction, the restriction period will be at least three years, but vesting can occur incrementally over the three-year period.  In the Administrator’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Administrator and requirements of Section 409A of the Code.  During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards.  The Administrator may also grant shares of common stock which are free from any restrictions under the 2010 Plan.  Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Performance Share Awards.  The Administrator may grant performance share awards to any participant which entitle the recipient to receive shares of common stock upon the achievement of certain performance goals (as summarized above) and such other conditions as the Administrator shall determine.  Except in the case of retirement, death, disability or a change in control, these awards granted to employees will have a vesting period of at least one year.

Dividend Equivalent Rights.  The Administrator may grant dividend equivalent rights to participants which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock.  Dividend equivalent rights may be granted as a component of another award (other than a stock option or stock appreciation right) or as a freestanding award.  Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

Cash-Based Awards.  The Administrator may grant cash bonuses under the 2010 Plan to participants.  The cash bonuses may be subject to the achievement of certain performance goals (as summarized above).

Change of Control Provisions.  The 2010 Plan provides that upon the effectiveness of a “sale event” as defined in the 2010 Plan, except as otherwise provided by the Administrator in the award agreement, all stock options and stock appreciation rights will automatically become fully exercisable and the restrictions and conditions on all other awards with time-based conditions will automatically be deemed waived, unless the parties to the sale event agree that such awards will be assumed or continued by the successor entity.  Awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a sale event in the Committee’s discretion.  In addition, in the case of a sale event in which the Company’s stockholders will receive cash consideration, the Company may make or provide for a cash payment to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights.

Adjustments for Stock Dividends, Stock Splits, Etc.  The 2010 Plan requires the Administrator to make appropriate adjustments to the number of shares of common stock that are subject to the 2010 Plan, to certain limits in the 2010 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding.  Participants in the 2010 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards.  Subject to approval by the Administrator, participants may elect to have the minimum tax withholding obligations satisfied by authorizing the Company to withhold shares of common stock to be issued pursuant to the exercise or vesting.

Amendments and Termination.  The Board of Directors may at any time amend or discontinue the 2010 Plan and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose.  However, no such action may adversely affect any rights under any outstanding award without the holder’s consent.  Despite the fact that the Company is no longer listed on the NYSE Amex, to the extent required under the rules of NYSE Amex or any other exchange on which the Company may list in the future, any amendments that materially change the terms of the 2010 Plan will be subject to approval by our stockholders.  Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Administrator to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the 2010 Plan qualifies as performance-based compensation under Section 162(m) of the Code.

Effective Date of 2010 Plan.  The Board of Directors adopted the 2010 Plan on [●], 2010, and the 2010 Plan becomes effective on the date it is approved by stockholders.  Awards of incentive options may be granted under the 2010 Plan until the date that is 10 years following approval by the stockholders.  No other awards may be granted under the 2010 Plan after the date that is 10 years from the date of stockholder approval.  If the 2010 Plan is not approved by stockholders, the 2002 Stock Option Plan will continue in effect until it expires, and awards may be granted thereunder, in accordance with its terms.

New Plan Benefits

Because the grant of awards under the 2010 Plan is within the discretion of the Administrator, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the 2010 Plan.  Accordingly, in lieu of providing information regarding benefits that will be received under the 2010 Plan, the following table provides information concerning the benefits that were received by the following persons and groups during 2009: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all employees who are not executive officers, as a group.

	Options		Restricted Stock
Name and Position	Average Exercise Price	Number (#)	Dollar Value ($)	Number (#)
Jason L. Tienor, CEO	n/a	n/a	n/a	n/a
Richard J. Leimbach, (former) CFO	n/a	n/a	n/a	n/a
Jeffrey J. Sobieski, COO	n/a	n/a	n/a	n/a
All current executive officers, as a group	n/a	n/a	n/a	n/a
All current directors who are not executive officers, as a group	$1.00	160,000	n/a	n/a
All current employees who are not executive officers, as a group	n/a	n/a	n/a	n/a

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2010 Plan.  It does not describe all federal tax consequences under the 2010 Plan, nor does it describe state or local tax consequences.

The advice set forth below was not intended or written to be used, and it cannot be used, by any taxpayer for the purpose of avoiding United States federal tax penalties that may be imposed on the taxpayer.  The advice was written to support the promotion or marketing of the transaction(s) or matter(s) addressed herein.  Each taxpayer should seek advice based upon the taxpayer’s particular circumstances from an independent tax advisor.  The foregoing language is intended to satisfy the requirements under the regulations in Section 10.35 of Circular 230.

Incentive Options.  No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option.  If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes.  The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount.  Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option.  Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability).  In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options.  No income is realized by the optionee at the time the option is granted.  Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held.  Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock.  Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards.  The Company generally will be entitled to a tax deduction in connection with an award under the 2010 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income.  Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments.  The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code.  Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions.  Under Section 162(m) of the Code, the Company’s deduction for certain awards under the 2010 Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table (other than the Principal Financial Officer) receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code).  The 2010 Plan is structured to allow certain awards to qualify as performance-based compensation.

Interest of Our Management in the Proposal

None of our directors nor executive officers has any financial or other personal interest in the 2010 Plan, except to the extent that in the future, our directors and executive officers, as well as other Company employees, may be granted securities pursuant to the terms of the 2010 Plan.

Vote Required

The affirmative vote of a majority of the votes cast at the Meeting is required for the approval of the 2010 Plan.  Because abstentions and broker non-votes are not considered to be votes cast, abstentions and broker non-votes will not have an effect on approval of the 2010 Plan.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE TELKONET, INC. 2010 STOCK OPTION AND INCENTIVE PLAN.

Equity Compensation Plan Information

The following table provides information as of December 31, 2009 regarding shares of common stock that may be issued under the Company’s equity compensation plans consisting of the 2002 Stock Option Plan.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders:	[●]	[●]	[●]

Equity compensation plans not approved by security holders:	N/A	N/A	N/A

Total	[●]	[●]	[●]

PROPOSAL 4. RATIFICATION OF APPOINTMENT OF
INDEPENDENT PUBLIC ACCOUNTANTS

RBSM, LLP served as the Company’s independent public accountants in 2009 and are expected to be retained to do so in 2010. The Board of Directors has directed that management submit the selection of RBSM, LLP for ratification by the stockholders at the annual meeting. A representative of RBSM, LLP is expected to be present at the annual meeting, will have an opportunity to make a statement, should the representative desire to do so, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of RBSM, LLP as the Company’s independent public accountants is not required. However, the Board of Directors is submitting the selection of RBSM, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain the firm. In such event, the Audit Committee may retain RBSM, LLP, notwithstanding the fact that the stockholders did not ratify the selection, or select another accounting firm without re-submitting the matter to the stockholders. Even if the selection is ratified, the Audit Committee reserves the right in its discretion to select a different accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Aggregate fees for professional services rendered to us by RBSM, LLP for the years ended December 31, 2008 and 2009 were:

Category of Service	2008	2009
Audit fees	$309,755	$185,413
Audit-related fees	46,262	24,250
Tax fees	—	—
All other fees	—	—
Total	$356,017	$209,663

The audit fees for 2008 and 2009 were for professional services rendered in connection with the audits of our consolidated financial statements and reviews of our quarterly consolidated financial statements within such years.  These fees also include the issuance of comfort letters, consents and assistance with review of various documents filed with the SEC in 2008 and 2009.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the outstanding shares of our common stock and Series A Preferred Stock as of the Record Date, voting together on an as converted basis, is required for the ratification of the appointment of RBSM, LLP as our independent auditor for 2010.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
VOTE FOR THIS PROPOSAL

OTHER MATTERS

The Board of Directors does not know of any other matter that may be brought before the Meeting.  However, if any such other matters are properly brought before Meeting or any adjournment thereof, the Meeting, the proxies may use their own judgment to determine how to vote your shares.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of our proxy statement or annual report on Form 10-K, as amended, may have been sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you write or call us at the following address or telephone number: 10200 Innovation Drive, Suite 300, Milwaukee, WI 53226, (414) 223-0473.  If you want to receive separate copies of the annual report on Form 10-K and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holders, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

The Company intends to hold its 2011 Annual Meeting of Stockholders in June of 2011. Stockholders may submit written proposals to be considered for stockholder action at the Company’s 2011 Annual Meeting of Stockholders.  To be eligible for inclusion in the Company’s Proxy Statement for the 2011 Annual Meeting of Stockholders, stockholder proposals must be received by the Company by January 1, 2011 and must otherwise comply with applicable Securities and Exchange Commission regulations and the Company’s Bylaws.  Stockholder proposals should be addressed to the Company at 10200 Innovation Drive, Suite 300, Milwaukee, WI 53226, Attention: Corporate Secretary.  In addition, if a stockholder intends to present a proposal at the Company’s 2011 Annual Meeting of Stockholders without the inclusion of the proposal in the Company’s proxy materials and written notice of the proposal is not received by the Company on or before March 16, 2011, proxies solicited by the Board of Directors for the 2011 Annual Meeting of Stockholders will confer discretionary authority to vote on the proposal if presented at the Meeting.  The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Brokers and other persons holding the Company’s common stock in their names, or in the names of a nominee, will be requested to forward this proxy statement and the accompanying materials to the beneficial owners of the common stock and to obtain proxies, and the Company will defray reasonable expenses incurred in forwarding such material.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this proxy statement. The information incorporated by reference is considered to be part of this proxy statement. We are incorporating by reference the following portions of our annual report on Form 10-K for the year ended December 31, 2009, a copy of which accompanies this proxy statement:

●	Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”

●	Part II, Item 7A, “Quantitative and Qualitative Disclosures About Market Risk”

●	Part II, Item 8, “Financial Statements”

●	Part II, Item 9, “Changes in and Disagreements With Accountants on Accounting and Financial Disclosure”

By order of the Board of Directors,

/s/ JASON L. TIENOR
Jason L. Tienor Chief Executive Officer

Dated: May [●], 2010

TELKONET, INC.

The Annual Meeting of the Stockholders of Telkonet, Inc. will be held on November 17, 2010 at 10:00 a.m. local time, at our corporate offices, 10200 Innovation Drive, Suite 300, Milwaukee, WI 53226.

1.	Election of Directors -- Nominees

01-Anthony J. Paoni	02-Jason L. Tienor

03-Joseph D. Mahaffey	04-William H. Davis

☐ FOR all nominees	☐ WITHHELD as to all nominees	☐ FOR all nominees except vote withheld from the following nomine(s):___________

2.
TO APPROVE THE AMENDMENT TO TELKONET, INC.’S AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 155,000,000 TO 190,000,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	TO APPROVE THE TELKONET, INC. 2010 STOCK OPTION AND INCENTIVE PLAN.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	TO RATIFY THE APPOINTMENT OF RBSM, LLP AS OUR INDEPENDENT AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2010.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

☐ FOR	☐ AGAINST	☐ ABSTAIN

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SEE REVERSE SIDE	SEE REVERSE SIDE

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TELKONET, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON November 17, 2010, AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The undersigned, being a stockholder of Telkonet, Inc. (“Telkonet”), hereby authorizes Jeffrey J. Sobieski and Jason L. Tienor, and each of them, with the full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Telkonet to be held at our corporate offices, 10200 Innovation Drive, Suite 300, Milwaukee, WI 53226, on November 17, 2010, 2010 at 10:00 a.m., local time, and at any adjournment or postponement thereof, with respect to all votes that the undersigned would be entitled to cast, if then personally present, as appears on the reverse side of this proxy.

In their discretion, the proxies are authorized to vote with respect to matters incident to the conduct of the meeting and upon such other matters as may properly come before the meeting. This proxy may be revoked at any time before it is exercised.

Shares of common stock, Series A Preferred Stock and Series B Preferred Stock of Telkonet will be voted as specified. If no specification is made, shares will be voted FOR each of the nominees for director listed above and FOR approval Proposal Nos. 2, 3 and 4, and IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES as to any other matter which may properly come before the annual meeting.

The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of Telkonet, Inc. called for November 17, 2010, and a Proxy Statement for the Meeting prior to the signing of this proxy.

____________________________
Dated: ___________, 2010

____________________________
Dated: ___________, 2010

Please sign exactly as your name(s) appears(s) on this proxy. When signing in a representative capacity, please give title.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

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YOUR VOTE IS IMPORTANT
VOTE TODAY IN ONE OF TWO WAYS:

1.	VOTE BY INTERNET: Log-on to www.proxyvote.com Enter your control number printed below Vote your proxy by checking the appropriate boxes Click on “Accept Vote” OR

2.	VOTE BY MAIL: If you do not wish to vote by Internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.

YOUR CONTROL NUMBER IS:

You may vote by Internet 24 hours a day, 7 days a week.
Your Internet vote authorizes the named proxies to vote in the same manner as if you
marked, signed and returned your proxy card.

ANNEX A

ARTICLES OF AMENDMENT
OF
THE AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
TELKONET, INC.

Telkonet, Inc. (the “Corporation”), a Utah corporation, pursuant to the Utah Revised Business Corporation Act, hereby adopts the following Articles of Amendment of the Amended and Restated Articles of Incorporation of the Corporation, as amended.

1. Article III (Capital Stock) of the Amended and Restated Articles of Incorporation of the Corporation is hereby amended so as henceforth to read in its entirety as follows:

The Corporation is authorized to issue two classes of shares to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of Common Stock authorized to be issued is one hundred and ninety million (190,000,000) and the total number of shares of Preferred Stock authorized to be issued is fifteen million (15,000,000). All shares of stock authorized hereunder shall have a par value of 1/10th of one cent ($.001) per share.

The preferences, limitations and relative rights of each class of shares (to the extent established hereby), and the express grant of authority to the Board of Directors to amend these Restated Articles of Incorporation to divide the Preferred Stock into series, to establish and modify the preferences, limitations and relative rights of each share of Preferred Stock, and to otherwise impact the capitalization of the Corporation, subject to certain limitations and procedures and as permitted by Section 602 of the Utah Act, are as follows:

A. Common Stock.

1.     Voting Rights. Except as otherwise expressly provided by law or in this Article III, each outstanding share of Common Stock shall be entitled to one (1) vote on each matter to be voted on by the shareholders of the Corporation.

2.     Liquidation Rights. Subject to any prior or superior rights of liquidation as may be conferred upon any shares of Preferred Stock, and after payment or provision for payment of the debts and other liabilities of the Corporation, upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Common Stock then outstanding shall be entitled to receive all of the assets and funds of the Corporation remaining and available for distribution. Such assets and funds shall be divided among and paid to the holders of Common Stock, on a pro-rata basis, according to the number of shares of Common Stock held by them.

3.     Dividends. Dividends may be paid on the outstanding shares of Common Stock as and when declared by the Board of Directors, out of funds legally available therefor, provided; however, that no dividends shall be made with respect to the Common Stock until any preferential dividends required to be paid or set apart for any shares of Preferred Stock have been paid or set apart.

4.     Residual Rights. All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein or in any amendment hereto or thereto shall be vested in the Common Stock.

5.     Preemptive Rights. No holder of shares of Common Stock shall be entitled to any preemptive or preferential rights of subscription to any shares of any class of capital stock of the Corporation, whether now or hereafter authorized, or to any obligations convertible into capital stock of the Corporation issued or sold. The term “obligations convertible into capital stock” shall include any notes, bonds or other evidences of indebtedness to which are attached or with which are issued warrants or other rights to purchase capital stock of the Corporation.

B. Preferred Stock.

1.     The Board of Directors, without shareholder action, may amend the Corporation’s Restated Articles, pursuant to the authority granted to the Board of Directors by Subsection 1002(1)(e) and within the limits set forth in Section 602 of the Utah Act, to do any of the following:

(i) designate and determine, in whole or in part, the preferences, limitations and relative rights of the Preferred Stock before the issuance of any shares of Preferred Stock;

(ii) create on or more series of Preferred Stock, fix the number of shares of each such series (within the total number of authorized shares of Preferred Stock available for designation as part of such series), and designate and determine, in whole or in part, the preferences, limitations and relative rights of each series of Preferred Stock all before the issuance of any share of such series;

(iii) alter or revoke the preferences, limitations and relative rights granted to or imposed upon the Preferred Stock (before the issuance of any shares of Preferred Stock), or upon any wholly-unissued series of Preferred Stock); or

(iv) increase or decrease the number of shares constituting any series of Preferred Stock, the number of shares of which was originally fixed by the Board of Directors, either before or after the issuance of shares of the series, provided that the number may not be decreased below the number of shares of such series then outstanding, or increased above the total number of authorized shares of Preferred Stock available for designation as part of such series.

2.     The number of shares of the Corporation outstanding at the time of the adoption of the foregoing Articles of Amendment and entitled to vote thereon was [●] shares of common stock, par value $0.001 per share, and 215 shares of Series A Preferred Stock, par value $0.001 per share.  The Series A Preferred Stock was entitled to vote on the foregoing Articles of Amendment on an as converted basis with the common stock as a single class.  Each share of common stock was entitled to one (1) vote, each share of Series A Preferred Stock was entitled to 13,774 votes and each share of Series B Preferred Stock was entitled to 38,461 votes for an aggregate of 13,230,648 shares entitled to vote on the adoption of the foregoing Articles of Amendment.

3.     The foregoing Articles of Amendment has been duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of the Corporation’s Amended and Restated Articles of Incorporation, as amended, and the Utah Revised Business Corporation Act.

4.     The total number of undisputed votes cast for the foregoing Articles of Amendment by the holders of common stock, Series A Preferred Stock and Series B Preferred Stock, voting as a single class, was [●] which was sufficient under the Corporation’s Amended and Restated Articles of Incorporation, as amended, and the Utah Revised Business Corporation Act for approval of the foregoing Articles of Amendment.

IN WITNESS WHEREOF, said Corporation has caused this Articles of Amendment to be signed Jason Tienor, its President and Chief Executive Officer, this [●] day of [●], 2010.

TELKONET, INC.

By:	Jason Tienor
Name:	Jason Tienor
Title:	President and Chief Executive Officer

APPENDIX A

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF
TELKONET, INC.

I.    PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors (the "Board") of Telkonet, Inc. (the "Corporation") in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established or may establish; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

o    Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

o    Review and appraise the audit efforts of the Corporation's independent accountants.

o    Provide an open avenue of communication among the independent accountants, financial and senior management and the Board.

The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter and such other activities consistent with this Charter as may from time to time be necessary or appropriate.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business guidelines.

II.	COMPOSITION OF THE AUDIT COMMITTEE

The Audit Committee shall be comprised of two or more members of the Board as determined by the Board. The members of the Audit Committee shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of this Charter, the definition of independent directors will be based on the rules of the American Stock Exchange for audit committees, as amended, modified or supplemented from time to time. All members of the Audit Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee, and at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve at the pleasure of the Board or until their successors shall be duly elected and qualified. Unless a chairman of the Audit Committee (the "Chairman") is elected by the Board, the members of the Committee may designate a Chairman by majority vote of the full Audit Committee membership.

III.	MEETINGS

The Audit Committee shall meet from time to time as called by the Chairman or as requested by the independent accountants. The Audit Committee may ask members of management or others to attend meetings of the Audit Committee and provide pertinent information as necessary. As part of its responsibility to foster open communication, the Audit Committee shall meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or any of these groups believe should be discussed privately. In addition, the Audit Committee or its Chairman shall discuss with management the Corporation's quarterly financial statements consistent with Section IV.3. below. The Audit Committee shall maintain minutes or other records of meetings and activities of the Audit Committee.

IV.	RESPONSIBILITIES AND DUTIES

The duties of the Audit Committee shall include the following:

Documents/Reports Review

1.    Review this Charter periodically, but at least annually, and update this Charter as conditions dictate.

2.    Review, prior to its filing or prior to its release, as the case may be, the Corporation's Form 10-K and annual report to stockholders.

3.    Review the Corporation's Form 10-Q prior to its filing. The Chairman may represent the entire Audit Committee for purposes of this review.

4.    Review such other reports or other financial information submitted to the Securities and Exchange Commission or the public as the Audit Committee shall deem appropriate. The Chairman may represent the entire Audit Committee for purposes of this review.

Independent Accountants

5.    Recommend to the Board the selection of the independent accountants for each fiscal year, confirm and assure their independence and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships which effect the accountants' independence and should receive the written statement from the independent accountants required by Independence Standards Board Standard No. 1, as amended, modified or supplemented from time to time.

6.    Select, evaluate and, where appropriate, replace the independent accountants (or nominate the independent accountants to be proposed for shareholder approval in any proxy statement), as representatives of the shareholders, since the independent accountants are ultimately accountable to the Board and the Audit Committee.

7.    Recommend to the Board the advisability of having the independent public accountants make specified studies and reports as to auditing matters, accounting procedures, tax or other matters.

8.    Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

9.    Periodically consult with the independent accountants out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements.

Financial Reporting Processes

10.    Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

11.    Review with the independent accountants and management major changes to the Corporation's auditing and accounting principles and practices.

Process Improvement

12.    Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

13.    Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

14.    Review any significant disagreement among management and the independent accountants in connection with the preparation of any of the Corporation's financial statements.

15.    Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Legal Compliance

16.    Review, with the Corporation's counsel, legal and regulatory matters that may have a significant impact on the Corporation's financial statements, including corporate securities trading policies.

Other Responsibilities

17.    Perform any other activities consistent with this Charter, and the Corporation's Certificate of Incorporation, By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

APPENDIX B

CHARTER FOR THE
COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS
OF
TELKONET, INC.

PURPOSE:

The purpose of the Compensation Committee of the Board of Directors (the “Board”) of Telkonet, Inc. (the “Company”) shall be to:

(a)
discharge the Board’s responsibilities relating to compensation of the Company’s executive officers. The Committee has overall responsibility for approving and evaluating the officer compensation plans, policies and programs of the Company;

(b)	administer the Company’s stock option plans, stock purchase plans, restricted stock plans and any other equity incentive plans adopted by the Company, and

(c)	provide disinterested administration of any employee benefit plans in which executive officers of the Company are eligible to participate.

The Compensation Committee is also responsible for completing an annual report on executive compensation for inclusion in the Company's proxy statement. In addition to such annual report, the Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. In addition, the Compensation Committee will undertake those specific responsibilities listed below and such other duties or responsibilities as the Board of Directors may from time to time prescribe.

COMMITTEE MEMBERSHIP AND ORGANIZATION:

The Compensation Committee will be appointed by and will serve at the discretion of the Board. The Compensation Committee shall consist of no fewer than two members.  The members of the Compensation Committee shall meet the (i) independence requirements of the listing standards of the National Association of Securities Dealers, Inc. for listing on The American Stock Exchange, (ii) non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, and (iii) the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended.

COMMITTEE RESPONSIBILITIES AND AUTHORITY:

The Compensation Committee shall annually review and approve for the CEO and the executive officers of the Company (a) the annual base salary, (b) the annual incentive bonus, including the specific goals and amount, (c) equity compensation, (d) employment agreements, severance arrangements, and change in control agreements/provisions, and (e) any other benefits, compensation or arrangements. The Compensation Committee may make recommendations to the Board with respect to incentive compensation plans, including reservation of shares for issuance under employee benefit plans.

The Compensation Committee shall annually review and recommend to the Board of Directors for its approval the compensation, including cash, equity or other compensation, for members of the Board of Directors for their service as (a) a member of the Board of Directors, (b) a member of any committee of the Board of Directors, (c) a Chair of any committee of the Board of Directors and (d) the Chairman of the Board of Directors.

The Compensation Committee will consider the Board of Directors’ Nominating and Governance Committee’s bi-annual review of the effectiveness of the operation of the Board of Directors and its committees in connection with the Compensation Committee’s review and recommendations with respect to the Company’s directors’ compensation.

The Compensation Committee shall annually review the performance of the Company’s Chief Executive Officer.

The Compensation Committee may make recommendations to the Board of Directors on the Company’s executive compensation practices and policies, including the evaluation of performance by the Company’s executive officers and issues of management succession.

The Compensation Committee may review the Company’s compliance with employee benefit plans.

The Compensation Committee may form and delegate authority to subcommittees when appropriate.

The Compensation Committee shall make regular reports to the Board.

The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

The Compensation Committee shall annually review its own performance.

The Compensation Committee shall have authority to obtain advice and assistance from internal or external legal, accounting, compensation or other advisors.

COMMITTEE MEMBER COMPENSATION:

Members of the Compensation Committee shall receive such fees, if any, for their service as Compensation Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers, per meeting fees and fees for service as Chair of the Compensation Committee. Fees may be paid in such form of consideration as is determined by the Board of Directors.

Except as permitted under applicable laws and the rules and regulations of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., members of the Compensation Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof or as Chairman of the Board of Directors or Chair of any committee of the Board of Directors.

ANNEX B

TELKONET, INC.

2010 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Telkonet, Inc. 2010 Stock Option and Incentive Plan (the “Plan”).  The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including Consultants and prospective employees) of Telkonet, Inc., a Utah corporation (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company.  It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan.  Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 21.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on NYSE Amex, LLC or another national securities exchange, the determination shall be made by reference to market quotations.  If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance-Based Award” means any Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.

“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle.  The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following:  earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, stockholder returns, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award.  Each such period shall not be less than 12 months.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

“Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals.

“Restricted Stock Award” means an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of phantom stock units to a grantee.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, or (iii) the sale of all of the Stock of the Company to an unrelated person or entity.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2.  ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)   Administration of Plan.  The Plan shall be administered by the Administrator, provided that the amount, timing and terms of the grants of Awards to Non-Employee Directors shall be determined by the compensation committee or similar committee comprised solely of Non-Employee Directors.

(b)   Powers of Administrator.  The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)   to select the individuals to whom Awards may from time to time be granted;

(ii)   to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)   to determine the number of shares of Stock to be covered by any Award;

(iv)   to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v)   to accelerate at any time the exercisability or vesting of all or any portion of any Award provided that the Administrator generally shall not exercise such discretion to accelerate Awards subject to Sections 7 and 8 except in the event of the grantee’s death, disability or retirement, or a change in control (including a Sale Event);

(vi)   subject to the provisions of Section 5(b), to extend at any time the period in which Stock Options may be exercised; and

(vii)   at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)   Delegation of Authority to Grant Options.  Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Options to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees.  Any such delegation by the Administrator shall include a limitation as to the amount of Options that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria.  The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d)   Award Certificate.  Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e)   Indemnification.  Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f)   Foreign Award Recipients.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to:  (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.  Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3.  STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
(a)   Stock Issuable.  The maximum number of shares of Stock reserved and available for issuance under the Plan shall be [●] shares, subject to adjustment as provided in this Section 3.  For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan.  In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan.  Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than [●] shares of Stock may be granted to any one individual grantee during any one calendar year period, no more than 10 percent of the total number of shares of Stock authorized for issuance under the Plan may be granted in the form of Unrestricted Stock Awards and no more than [●] shares of the Stock may be issued in the form of Incentive Stock Options.  The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b)   Effect of Awards.  The grant of any full value Award (i.e., an Award other than an Option or a Stock Appreciation Right) shall be deemed, for purposes of determining the number of shares of Stock available for issuance under Section 3(a), as an Award of [●] shares of Stock for each such share of Stock actually subject to the Award.  The grant of an Option or a Stock Appreciation Right shall be deemed, for purposes of determining the number of shares of Stock available for issuance under Section 3(a), as an Award for one share of Stock for each such share of Stock actually subject to the Award.  Any forfeitures, cancellations or other terminations (other than by exercise) of such Awards shall be returned to the reserved pool of shares of Stock under the Plan in the same manner.

(c)   Changes in Stock.  Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable.  The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event.  The adjustment by the Administrator shall be final, binding and conclusive.  No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(d)   Mergers and Other Transactions.  Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award Certificate, in the case of and subject to the consummation of a Sale Event, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion, unless, in any case, the parties to the Sale Event agree that Awards will be assumed or continued by the successor entity.  Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder).  In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee.

(e)   Substitute Awards.  The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation.  The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances.  Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4.  ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including Consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.  STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options.  Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.  To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.  If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(a)   Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(b)   Option Term.  The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(c)   Exercisability; Rights of a Stockholder.  Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date.  The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option.  An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(d)   Method of Exercise.  Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased.  Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Certificate:

(i)   In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)   Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and that are not then subject to restrictions under any Company plan.  Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii)   By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

(iv)   With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection.  The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee).  In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(e)   Annual Limit on Incentive Stock Options.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.  To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6.  STOCK APPRECIATION RIGHTS

(a)   Exercise Price of Stock Appreciation Rights.  The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(b)   Grant and Exercise of Stock Appreciation Rights.  Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(c)   Terms and Conditions of Stock Appreciation Rights.  Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator.  The term of a Stock Appreciation Right may not exceed ten years.

SECTION 7.  RESTRICTED STOCK AWARDS

(a)   Nature of Restricted Stock Awards.  The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant.  Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.  The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b)   Rights as a Stockholder.  Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Award Certificate.  Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)   Restrictions.  Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder.  Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d)   Vesting of Restricted Stock.  The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse.  Notwithstanding the foregoing, in the event that any such Restricted Stock granted to employees shall have a performance-based goal, the restriction period with respect to such shares shall not be less than one year, and in the event any such Restricted Stock granted to employees shall have a time-based restriction, the total restriction period with respect to such shares shall not be less than three years; provided, however, that Restricted Stock with a time-based restriction may become vested incrementally over such three-year period.  Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.”  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

SECTION 8.  RESTRICTED STOCK UNITS

(a)   Nature of Restricted Stock Units.   The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant.  Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.  The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.  Notwithstanding the foregoing, in the event that any such Restricted Stock Units granted to employees shall have a performance-based goal, the restriction period with respect to such Award shall not be less than one year, and in the event any such Restricted Stock Units granted to employees shall have a time-based restriction, the total restriction period with respect to such Award shall not be less than three years; provided, however, that any Restricted Stock Units with a time-based restriction may become vested incrementally over such three-year period.  At the end of the deferral period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock.  To the extent that an award of Restricted Stock Units is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

(b)   Election to Receive Restricted Stock Units in Lieu of Compensation.  The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units.  Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator.  Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein.  The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.  Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

(c)   Rights as a Stockholder.  A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Restricted Stock Units, subject to such terms and conditions as the Administrator may determine.

(d)   Termination.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.  UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock.  The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan.  Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.  CASH-BASED AWARDS

Grant of Cash-Based Awards.  The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant.  The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine.  Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator.  Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.

SECTION 11.  PERFORMANCE SHARE AWARDS

(a)   Nature of Performance Share Awards.  The Administrator may, in its sole discretion, grant Performance Share Awards independent of, or in connection with, the granting of any other Award under the Plan.  The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the Performance Goals, the periods during which performance is to be measured, which may not be less than one year, and such other limitations and conditions as the Administrator shall determine.

(b)   Rights as a Stockholder.  A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee.  A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).

(c)   Termination.  Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12.  PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

(a)   Performance-Based Awards.  Any employee or other key person providing services to the Company and who is selected by the Administrator may be granted one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Units, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator.  The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle.  Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual.  The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Cycle in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Administrator may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee.  Each Performance-Based Award shall comply with the provisions set forth below.

(b)   Grant of Performance-Based Awards.  With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award).  Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets.  The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

(c)   Payment of Performance-Based Awards.  Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle.  The Administrator shall then determine the actual size of each Covered Employee’s Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Performance-Based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

(d)   Maximum Award Payable.  The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is [●] shares of Stock (subject to adjustment as provided in Section 3(c) hereof) or $[●] in the case of a Performance-Based Award that is a Cash-Based Award.

SECTION 13.  DIVIDEND EQUIVALENT RIGHTS

(a)   Dividend Equivalent Rights.  A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award or as a freestanding award.  The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate.  Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents.  Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any.  Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments.  A Dividend Equivalent Right granted as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award may provide that such Dividend Equivalent Right shall be settled upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.  A Dividend Equivalent Right granted as a component of a Restricted Stock Units, Restricted Stock Award or Performance Share Award may also contain terms and conditions different from such other Award.

(b)   Interest Equivalents.  Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment.  Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

(c)   Termination.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights or interest equivalents granted as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award that has not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 14.  TRANSFERABILITY OF AWARDS

(a)   Transferability.  Except as provided in Section 14(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity.  No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order.  No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b)   Administrator Action.  Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options or Restricted Stock Units) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.  In no event may an Award be transferred by a grantee for value.

(c)   Family Member.  For purposes of Section 14(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d)   Designation of Beneficiary.  Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death.  Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator.  If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 15.  TAX WITHHOLDING

(a)   Payment by Grantee.  Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income.  The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee.  The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b)   Payment in Stock.  Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 16.  SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A.  In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A.  Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 17.  TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)   a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b)   an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 18.  AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent.  Except as provided in Section 3(c) or 3(d), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash.  To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders.  Nothing in this Section 18 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c) or 3(d).

SECTION 19.  STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards.  In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 20.  GENERAL PROVISIONS

(a)   No Distribution.  The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b)   Delivery of Stock Certificates.  Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company.  Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded.  All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded.  The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements.  The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)   Stockholder Rights.  Until Stock is deemed delivered in accordance with Section 20(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d)   Other Compensation Arrangements; No Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases.  The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e)   Trading Policy Restrictions.  Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f)   Forfeiture of Awards under Sarbanes-Oxley Act.  If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

SECTION 21.  EFFECTIVE DATE OF PLAN

This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules.  No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 22.  GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Utah, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: [●], 2010

DATE APPROVED BY STOCKHOLDERS: [●], 2010